                                                                     EXHIBIT 3.1


                                    RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                              ILEX ONCOLOGY, INC.

       ILEX Oncology, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

       1. The name of the corporation is ILEX Oncology, Inc. and the name under which the corporation was originally incorporated was Biovensa Inc. The date of filing of its original Certificate of Incorporation with the Secretary of State of Delaware is December 14, 1993.

       2. Pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware, this Restated Certificate of Incorporation restates and integrates and further amends the provisions of the Certificate of Incorporation of this corporation.

       3. The text of the Restated Certificate of Incorporation as heretofore amended and supplemented is hereby restated and further amended to read in its entirety as follows:


       FIRST.  The name of the corporation is ILEX Oncology, Inc. (the
"Company").

       SECOND. The address of the registered office of the Company is 1013 Centre Road, in the City of Wilmington, County of New Castle, Delaware. The name of the Company's registered agent at that office is Corporation Service Company.

       THIRD. The purpose of the Company is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

       FOURTH. A. AUTHORIZED CAPITAL STOCK. The total number of shares which the Company shall have the authority to issue shall be 60,000,000 shares, of which 40,000,000 shares shall be common stock, $.01 par value (the "Common Stock"), and 20,000,000 shares shall be preferred stock, $.01 par value (the "Preferred Stock").

       B. COMMON STOCK. The board of directors of the Company (the "Board of Directors") is hereby authorized to cause shares of Common Stock to be issued from time to time for such consideration as may be fixed from time to time by the Board of Directors, or by way of stock split pro rata to the holders of the Common Stock. The Board of Directors may also determine the proportion of the proceeds received from the sale of such stock which shall be credited upon the books of the Company to capital or capital surplus.

       Each share of the Common Stock shall be equal in all respects to every other share of the Common Stock. Subject to any special voting rights of the holders of Preferred Stock fixed by or pursuant to the provisions of Paragraph C of this Article Fourth, the shares of Common Stock shall entitle the holders thereof to one vote for each share upon all matters upon which stockholders have the right to vote.

       No holder of shares of Common Stock shall be entitled as a matter of right to subscribe for or purchase any part of any new or additional issues of stock, or securities convertible into stock, of any class whatsoever, whether now or hereafter authorized, and whether issued for cash, property, services or otherwise.

       After the requirements with respect to preferential dividends on Preferred Stock (fixed by or pursuant to the provisions of Paragraph C of this Article Fourth), if any, shall have been met and after the Company shall have complied with all the requirements, if any, with respect to the setting aside of sums as sinking funds or redemption or purchase accounts (fixed by or pursuant to the provisions of Paragraph C of this Article Fourth) and subject further to any other conditions which may be fixed by or pursuant to the provisions of Paragraph C of this Article Fourth, then, but not otherwise, the holders of Common Stock shall be entitled to receive dividends, if any, as may be declared from time to time by the Board of Directors, ratably in proportion to the number of shares of Common Stock held by each such holder.

       After distribution in full of the preferential amount (fixed by or pursuant to the provisions of Paragraph C of this Article Fourth), if any, to be distributed to the holders of Preferred Stock in the event of voluntary or involuntary liquidation, distribution or sale of assets, dissolution or winding up of the Company, the holders of the Common Stock shall be entitled to receive all the remaining assets of the Company, tangible and intangible, of whatever kind available for distribution to stockholders, ratably in proportion to the number of shares of Common Stock held by each.

       C. PREFERRED STOCK. Shares of Preferred Stock may be divided into and issued in such series, on such terms and for such consideration as may from time to time be determined by the Board of Directors of the Company. Each series shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. All shares of Preferred Stock shall be identical, except as to variations between different series in the relative rights and preferences as permitted or contemplated by the next succeeding sentence. Authority is hereby vested in the Board of Directors to establish out of shares of Preferred Stock which are authorized and unissued from time to time one or more series thereof and to fix and determine the following relative rights and preferences of shares of each such series:

       (1) the distinctive designation of, and the number of shares which shall constitute, the series and the "stated value" or "nominal value," if any, thereof;

       (2)    the rate of dividend applicable to shares of such series, if any;

       (3) the price at and the terms and conditions on which shares of such series may be redeemed, if any;

       (4) the amount payable upon shares of such series in the event of the involuntary liquidation of the Company;

       (5) the amount payable upon shares of such series in the event of the voluntary liquidation of the Company;





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       (6)    sinking fund provisions for the redemption or purchase of shares of such series, if any;

       (7) the terms and conditions on which shares of such series may be converted, if such shares are issued with the privilege of conversion;

       (8) the voting powers, if any, of the holders of shares of the series which may, without limiting the generality of the foregoing, include (i) the right to vote on any or all matters voted upon by the stockholders and (ii) the right to vote, as a series by itself or together with other series of Preferred Stock or together with all series of Preferred Stock as a class, upon such matters, under such circumstances and upon such conditions as the Board of Directors may fix, including, without limitation, the right, voting as a series by itself or together with other series of Preferred Stock or together with all series of Preferred Stock as a class, to elect one or more directors of the Company in the event there shall have been a failure to pay dividends on any one or more series of Preferred Stock or under such other circumstances and upon such conditions as the Board of Directors may determine; and

       (9) any other such rights and preferences as are not inconsistent with the General Corporation Law of Delaware.

       The preferences and relative participating, optional and other special rights, and qualifications, limitations and restrictions of the Company's Series A Convertible Preferred Stock are as set forth on Exhibit A to this Restated Certificate of Incorporation of the Company.

       The preferences and relative participating, optional and other special rights, and qualifications, limitations and restrictions of the Company's Series B Convertible Preferred Stock are as set forth on Exhibit B to this Restated Certificate of Incorporation of the Company.

       The preferences and relative participating, optional and other special rights, and qualifications, limitations and restrictions of the Company's Series C Convertible Preferred Stock are as set forth on Exhibit C to this Restated Certificate of Incorporation of the Company.

       The preferences and relative participating, optional and other special rights, and qualifications, limitations and restrictions of the Company's Series D Convertible Preferred Stock are as set forth on Exhibit D to this Restated Certificate of Incorporation of the Company.

       D.     OTHER PROVISIONS.

       (1) The relative powers, preferences, and rights of each series of Preferred Stock shall be as fixed from time to time by the Board of Directors in the resolution or resolutions adopted pursuant to the authority granted in Paragraph C of this Article Fourth, and the consent by class or series vote or otherwise, of the holders of the Preferred Stock or such of the series of the Preferred Stock as are from time to time outstanding shall not be required for the issuance by the Board of Directors of any other series of Preferred Stock whether the powers, preferences and rights of such other series shall be fixed by the Board of Directors as senior to, or on a parity with, powers, preferences and rights of such outstanding series, or any of them, provided,





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however, that the Board of Directors may provide in such resolution or resolutions adopted with respect to any series of Preferred Stock, that the consent of the holders of a majority (or such greater proportion as shall be therein fixed) of the outstanding shares of such series voting thereon shall be required for the issuance of any or all other series of Preferred Stock.

       (2) Subject to the provisions of Section 1 of this Paragraph D, shares of any series of Preferred Stock may be issued from time to time as the Board of Directors shall determine and on such terms and for such consideration as shall be fixed by the Board of Directors.

       (3) Common Stock may be issued from time to time as the Board of Directors shall determine and on such terms and for such consideration as shall be fixed by the Board of Directors.

       (4) The Company reserves the right to increase or decrease its authorized capital stock, or any class or series thereof or to reclassify the same and to amend, alter, change or repeal any provision contained in this Restated Certificate of Incorporation or in any amendment thereto, in the manner now or hereafter prescribed by law, but subject to such conditions and limitations as are hereinbefore prescribed, and all rights conferred upon stockholders in this Restated Certificate of Incorporation or any amendment thereto, are granted subject to this reservation.

       (5) No holder of any of the shares or securities convertible into such shares, or of options, warrants or other rights to purchase or acquire shares of any class or series of shares, or of other securities of the Company shall have any preemptive right to purchase, acquire or subscribe for any unissued shares of any class or series or any additional shares of any class or series to be issued by reason of any increase in the authorized capital stock of the Company of any class or series, or bonds, certificate of indebtedness, debenture or other securities convertible or exchangeable for shares of any class or series, or carrying any right to purchase or acquire shares of any class or series; provided that the foregoing shall not prohibit the Company from contracting or otherwise agreeing to provide for rights of first refusal to holders of its outstanding securities.

       FIFTH. The business of the Company shall be managed by a Board of Directors. The number of directors of the Company shall be fixed from time to time by or pursuant to the By-laws of the Company.

       SIXTH.  Election of directors need not be by written ballot.

       SEVENTH.  The Company is to have perpetual existence.

       EIGHTH. The Board of Directors is authorized to adopt, amend and repeal the By-laws of the Company.

       NINTH. Meetings of the stockholders may be held within or without the State of Delaware, as the By-Laws may provide. The books of the Company may be kept outside the





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State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws of the Company.

       TENTH. A director of the Company shall not be personally liable to the Company or its stockholders for monetary damages for breach of his or her duties as a director, except for liability (a) for any breach of the director's duty of loyalty to the Company or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the Delaware General Corporation Law; or (d) for any transaction from which the director derived an improper personal benefit.

       ELEVENTH. A. RIGHT TO INDEMNIFICATION. Each person who was or is a director of the Company and who was or is made a party or is threatened to be made a party to or is otherwise involved (including, without limitation, as a witness) in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director or officer of the Company or is or was serving at the request of the Company as a director, officer, partner, trustee, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an "Indemnified Director"), whether the basis of such proceeding is alleged action in an official capacity as a director or officer or in any other capacity while serving as a director or officer, shall be indemnified and held harmless by the Company to the fullest extent permitted by the General Corporation Law of Delaware, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than such law permitted the Company to provide prior to such amendment), against all liability, all reasonable expense and all loss (including, without limitation, judgments, fines, reasonable attorneys' fees, ERISA excise taxes or penalties and amounts paid in settlement) incurred or suffered by such Indemnified Director in connection therewith and such indemnification shall continue as to an Indemnified Director who has ceased to be a director and shall inure to the benefit of the Indemnified Director's heirs, executors and administrators.
Each person who was or is an officer of the Company and not a director of the Company and who was or is made a party or is threatened to be made a party to or is otherwise involved (including, without limitation, as a witness) in any proceeding, by reason of the fact that he or she is or was an officer of the Company or is or was serving at the request of the Company as a director, officer, partner, trustee, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an "Indemnified Officer"), whether the basis of such proceeding is alleged action in an official capacity as an officer or in any other capacity while serving as an officer, shall be indemnified and held harmless by the Company against all liability, all reasonable expense and all loss (including, without limitation, judgments, fines, reasonable attorneys' fees, ERISA excise taxes or penalties and amounts paid in settlement) incurred or suffered by such Indemnified Officer to the same extent and under the same conditions that the Company must indemnify an Indemnified Director pursuant to the immediately preceding sentence and to such further extent as is not contrary to public policy and such indemnification shall continue as to an Indemnified Officer who has ceased to be an officer and shall inure to the benefit of the Indemnified Officer's heirs, executors and administrators. Notwithstanding the foregoing and except as provided in Paragraph B of this Article Eleventh





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
with respect to proceedings to enforce rights to indemnification, the Company shall indemnify any Indemnified Director or Indemnified Officer in connection with a proceeding (or part thereof) initiated by such Indemnified Director or Indemnified Officer only if such proceeding (or part thereof) was authorized by the Board of Directors of the Company. As hereinafter used in this Article Eleventh, the term "indemnitee" means any Indemnified Director or Indemnified Officer. Any person who is or was a director or officer of a subsidiary of the Company shall be deemed to be serving in such capacity at the request of the Company for purposes of this Article Eleventh. The right to indemnification conferred in this Article Eleventh shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that, if the General Corporation Law of Delaware requires, an advancement of expenses incurred by an indemnitee who at the time of receiving such advance is a director of the Company shall be made only upon delivery to the Company of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this Article Eleventh or otherwise. The right to indemnification and advancement of expenses conferred in this Paragraph A shall be a contract right.

       B. RIGHT OF INDEMNITEE TO BRING SUIT. If a claim under Paragraph A of this Article Eleventh is not paid in full by the Company within sixty days after a written claim has been received by the Company (except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty days), the indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim. If successful in whole or in part in any such suit or in a suit brought by the Company to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee also shall be entitled to be paid the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (other than a suit to enforce a right to an advancement of expenses brought by an indemnitee who will not be a director of the Company at the time such advance is made) it shall be a defense that, and
(ii) any suit by the Company to recover an advancement of expenses pursuant to the terms of an undertaking the Company shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the standard that makes it permissible hereunder or under the General Corporation Law of Delaware (the "applicable standard") for the Company to indemnify the indemnitee for the amount claimed. Neither the failure of the Company (including its Board of Directors, a committee of the Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard, nor an actual determination by the Company (including its Board of Directors, a committee of the Board of Directors, independent legal counsel or its stockholders) that the indemnitee has not met the applicable standard, shall create a presumption that the indemnitee has not met the applicable standard or, in the case of such a suit brought by the indemnitee, shall be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Company to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of





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
proving that the indemnitee is not entitled to be indemnified or to such advancement of expenses under this Article Eleventh or otherwise shall be on the Company.

       C. NON-EXCLUSIVITY OF RIGHTS. The rights to indemnification and to the advancement of expenses conferred in this Article Eleventh shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, this Restated Certificate of Incorporation, any By-Law, any agreement, any vote of stockholders or disinterested directors or otherwise.

       D. INSURANCE. The Company may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Company or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Company would have the power to indemnify such person against such expense, liability or loss under the General Corporation Law of Delaware.

       E. INDEMNIFICATION OF EMPLOYEES AND AGENTS. The Company may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Company and to any person serving at the request of the Company as an agent or employee of another corporation or of a joint venture, trust or other enterprise to the fullest extent of the provisions of this Article Eleventh with respect to the indemnification and advancement of expenses of either directors or officers of the Company.

       F. REPEAL OR MODIFICATION. Any repeal or modification of any provision of this Article Eleventh shall not adversely affect any rights to indemnification and to advancement of expenses that any person may have at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.

       G. SEVERABILITY. In case any one or more of the provisions of this Article Eleventh, or any application thereof, shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions in this Article Eleventh, and any other application thereof, shall not in any way be affected or impaired thereby.

       TWELFTH. The Company reserves the right to amend, alter, change, or repeal any provision contained in this Restated Certificate of Incorporation, in the manner now or hereafter prescribed by law, and all rights conferred upon the stockholders herein are granted subject to this reservation.

       IN WITNESS WHEREOF, this Restated Certificate of Incorporation has been executed this ____ day of _________________ 1996.





                                           By:
                                              ----------------------------------
                                                Richard L. Love, President





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                    CERTIFICATE OF DESIGNATION, PREFERENCES
                             AND RIGHTS OF SERIES A
                          CONVERTIBLE PREFERRED STOCK

                                       OF

                              ILEX ONCOLOGY, INC.

       ILEX Oncology, Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Law"), does hereby certify:

       A. The Certificate of Incorporation of the Corporation fixes the total number of shares of all classes of capital stock which the Corporation shall have the authority to issue at 60,000,000 shares, of which 20,000,000 shares shall be shares of Preferred Stock, par value $.01 per share ("Preferred Stock"), and 40,000,000 shares shall be shares of Common Stock, par value $.01 per share ("Common Stock").

       B. On April 6, 1995 the Corporation filed with the Secretary of State of the State of Delaware its Certificate of Designation, Preferences and Rights of Series A Convertible Preferred Stock, thereby providing for an issue of a series of the Preferred Stock consisting of 5,239,900 shares designated as "Series A Convertible Preferred Stock" ("Series A Preferred Stock").

       C. On September 29, 1995 the Corporation filed with the Secretary of State of the State of Delaware a Restated Certificate of Incorporation including its Amended and Restated Certificate of Designation, Preferences and Rights of Series A Convertible Preferred Stock.

       D. On November 8, 1996 the Corporation filed with the Secretary of State of the State of Delaware a Restated Certificate of Incorporation including its Amended and Restated Certificate of Designation, Preferences and Rights of Series A Convertible Preferred Stock.

       E. The Corporation by action of its Board of Directors and its stockholders, including the holders of its Series A Convertible Preferred Stock, have duly authorized and approved a fourth amendment and restatement of the Certificate of Designation, Preferences and Rights of Series A Convertible Preferred Stock such that the terms of the Series A Preferred Stock as amended and restated shall be as set forth in this Certificate of Designation, Preferences and Rights of Series A Convertible Preferred Stock.

       RESOLVED, that the preferences and relative participating, optional and other special rights, and qualifications, limitations and restrictions thereof, of the Corporation's Preferred Stock that is designated "Series A Convertible Preferred Stock" and that consists of 5,239,900 shares are hereby amended and restated as follows:

SECTION 1.    DIVIDENDS

       1.1 The holders of shares of outstanding Series A Preferred Stock shall be entitled to receive in any fiscal year, when and as declared by the Board of Directors of the Corporation (the "Board"), out of assets of the Corporation legally available therefor, distributions (as defined below) on a pro rata basis in cash at the annual rate of $0.15 per share (subject to appropriate adjustment for stock splits, stock combinations, stock dividends, reclassifications and similar other events affecting the Series A Preferred Stock). Such distributions shall accrue from day to day, whether or not earned or declared, and shall be cumulative from April 1, 1995, and shall be payable quarterly or otherwise as the Board may from time to time determine. Distributions may be declared and paid upon Common Stock and other shares of the Corporation ranking junior to the Series A Preferred Stock as to distributions in any fiscal year of the Corporation, only if full cumulative distributions shall have been paid to or declared upon and set apart for all shares of Series A Preferred Stock at such annual rate through the date of distribution. With respect to distributions declared and paid upon Common Stock, the Series A Preferred Stock shall also be entitled to participate in and receive distributions on an "as-if-converted" basis. For purposes of the distributions provided for by this SECTION 1, the Corporation's Series B Convertible Preferred Stock, $.01 par value per share ("Series B Preferred Stock"), the Corporation's Series C Convertible Preferred Stock, $.01 par value per share ("Series C Preferred Stock"), the Corporation's Series D Convertible Preferred Stock, $.01 par value per share ("Series D Preferred Stock"), and the Corporation's Series E Convertible Preferred Stock, $.01 par value per share ("Series E Preferred Stock"), shall be considered equal to, and not senior or junior to, the Series A Preferred Stock and shall be entitled to distributions with the Series A Preferred Stock in proportion to the relative amounts of dividends accrued on the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock. Any holder of shares of Series A Preferred Stock whose shares of Series A Preferred Stock are converted pursuant to SECTION 3 hereof shall, upon such conversion, forfeit and cease to have any claim to any accrued but unpaid dividends under this SECTION 1 with respect to such converted shares.

       1.2 For purposes of this SECTION 1, unless the context otherwise requires, "distribution" shall mean the transfer of cash or property without consideration, whether by way of dividend or otherwise, payable other than in Common Stock on Common Stock, or the purchase or redemption of shares of the Corporation (other than redemptions, retirements, repurchases or acquisitions of Common Stock authorized pursuant to the terms of SECTION 4.3.A(5) hereof and redemptions, retirements, repurchases or acquisitions of capital stock pursuant to terms approved by the Board from employees, advisors, officers, directors and consultants of, and persons performing services for, the Corporation or its subsidiaries upon termination of employment or association) for cash or property, including any such transfer, purchase or redemption by a subsidiary of the Corporation. Notwithstanding the foregoing, the term "distribution" shall not be deemed to include any distribution made in connection with any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.





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SECTION 2.    LIQUIDATION PREFERENCE

       2.1 LIQUIDATION. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of each share of Series A Preferred Stock shall be entitled, before any distribution or payment is made upon any share of Common Stock or any other class or series of the Corporation's capital stock ranking junior as to liquidation rights to the Series A Preferred Stock (but after preferential distributions or payments required to be made on any shares of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and any other securities of the Corporation senior to the Series A Preferred Stock), to be paid with respect to each share of Series A Preferred Stock outstanding, an amount per share equal to the sum of $1.85 per share (subject to appropriate adjustment for stock splits, stock combinations, stock dividends, reclassifications and similar other events affecting the Series A Preferred Stock) (the "Series A Issue Price") plus any dividends on a share of Series A Preferred Stock provided for by SECTION 1.1 hereof that are accrued but are unpaid through the date of distribution to the holders of the outstanding shares of Series A Preferred Stock in connection with such liquidation, dissolution or winding up (the sum of such amounts payable with respect to one share of Series A Preferred Stock being sometimes referred to as the "Series A Liquidation Preference"); provided, however, that the consolidation or merger of the Corporation into or with any corporation or corporations (other than a merger with another corporation in which the Corporation is the surviving corporation and which does not result in any reclassification or change in the terms of outstanding shares of the Corporation's stock of any class or series, whether now or hereafter authorized, and after which the holders of capital stock of the Corporation immediately preceding such transaction are the holders of at least fifty-one percent (51%) of the shares of Common Stock immediately following such transaction (treating all securities of the Corporation convertible into or exchangeable for shares of Common Stock as having been fully converted and exchanged and all options, warrants and other rights to acquire shares of Common Stock or securities convertible into or exchangeable for Common Stock as having been fully exercised and converted or exchanged)), or the sale or transfer by the Corporation of all or substantially all of its assets, shall be deemed to be a liquidation for purposes of this SECTION 2 unless holders representing not less than 66-2/3% of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock, together as a single class, elect by written consent not to treat such transaction as a liquidation. If upon a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Series A Preferred Stock (and all holders of other preferred stock of the Corporation ranking on parity with the Series A Preferred Stock in the event of a liquidation, dissolution or winding up of the Corporation) shall be insufficient to permit payments in full to the holders of Series A Preferred Stock of the Series A Liquidation Preference, then all assets of the Corporation available for distribution to stockholders after the Corporation has made preferential distributions or payments required to be made on any other securities of the Corporation senior to the Series A Preferred Stock (including the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock) shall be distributed ratably, in accordance with the liquidation preference rights of the Series A Preferred Stock, among the holders of Series A Preferred Stock (and all holders of other preferred stock of the Corporation ranking on parity





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
with the Series A Preferred Stock in the event of a liquidation, dissolution or winding up of the Corporation).

       2.2 OTHER DISTRIBUTIONS. Upon any liquidation, dissolution or winding up of the Corporation, immediately after the holders of Series A Preferred Stock and any other series of Preferred Stock shall have been paid in full any preferred stock liquidation preferences (including the Series A Liquidation Preference and the liquidation preference for the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock) that they are respectively entitled to, the remaining assets of the Corporation available for distribution shall be distributed to the holders of the Common Stock and the holders of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock in proportion to the number of shares of Common Stock deemed to be held on an "as-if-converted" basis.

       2.3 TERMINATION OF SERIES A PREFERRED STOCK. In the event the distributions provided for by this SECTION 2 are made to the holders of Series A Preferred Stock upon any liquidation, dissolution or winding up of the Corporation, the Series A Preferred Stock shall be retired and canceled and the holders thereof shall cease to have any continuing interest in the Corporation in their capacity as holders of Series A Preferred Stock.

       2.4 NOTICE. Written notice of any liquidation, dissolution or winding up and any related distribution, stating the payment date and the place where said payments shall be made, shall be given by mail, postage prepaid, or by telecopy to non-U.S. residents, not less than 20 days prior to the payment date stated therein, to the holders of Series A Preferred Stock, such notice to be addressed to each such holder at its address as shown on the records of the Corporation. Written notice of any election by the holders of the Series A Preferred Stock to not treat a merger, consolidation or sale or transfer of assets under SECTION 2.1 hereof as a liquidation shall be given by the electing holders to the Corporation not less than 5 days prior to the payment date stated in the Corporation's notice.

SECTION 3.    CONVERSION

       The holders of Series A Preferred Stock shall have the following conversion rights (the "Series A Conversion Rights"):

       3.1    RIGHT TO CONVERT; AUTOMATIC CONVERSION

       A. Subject to SECTION 3.3, each share of Series A Preferred Stock shall be convertible at any time before a liquidating payment is made to the holder of such Series A Preferred Stock pursuant to SECTION 2 hereof, at the option of the holder thereof, at the office of the Corporation or any transfer agent for such shares, into the number of fully paid and nonassessable shares of Common Stock provided for below.

       B. Each share of Series A Preferred Stock shall be convertible into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Series A Issue Price by the Series A Conversion Price, determined as hereafter provided, in effect at the time of conversion, which result will be rounded to the nearest one-hundredth of a share. The initial Series A Conversion Price shall be $1.85 per share, provided, however, that the Series A Conversion Price shall be subject to adjustment as set forth in SECTION 3.3 below.

       C. Each share of Series A Preferred Stock shall automatically and immediately be converted into shares of Common Stock at the Series A Conversion Price upon the consummation of a public offering of Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended, provided that the public offering price of the Common Stock shall be at least $6.00 per share (subject to appropriate adjustment for stock splits, stock combinations, stock dividends, reclassifications and similar other events affecting the Common Stock) and the gross offering proceeds to the Corporation and selling stockholders, if any, from such offering shall be at least $15,000,000.

       The holders of the Series A Preferred Stock shall be given prompt written notice of any event, including a filing by the Corporation of a registration statement, that by itself could result in an automatic conversion pursuant hereto.

       3.2 MECHANICS OF CONVERSION. Before any holder of shares of Series A Preferred Stock shall be entitled to convert the same into shares of Common Stock (or, in the case of an automatic conversion under SECTION 3.1.C, to obtain the certificates for the Common Stock into which the Series A Preferred Stock shall have been converted), such holder shall surrender the certificates for the shares of Series A Preferred Stock, duly endorsed, at the office of the Corporation or of any transfer agent for such shares (or the holder shall notify the Corporation or its transfer agent that such certificate has been lost, stolen or destroyed and execute an agreement in form and substance reasonably satisfactory to the Corporation to indemnify the Corporation for any loss incurred by the Corporation in connection therewith), and shall give written notice to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued.
(A holder of Series A Preferred Stock may not effect a transfer of shares pursuant to conversion unless all applicable restrictions on transfer are complied with.) The Corporation shall, as soon as practicable, issue and deliver at such office to such holder of shares of Series A Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as provided above. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the certificate or certificates (or the indemnification agreement referred to above) representing the shares of Series A Preferred Stock being converted (except in the case of an automatic conversion under SECTION 3.1.C, which shall be effective on the date of the event giving rise thereto), and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. In case the number of shares of Series A Preferred Stock represented by the certificate or certificates surrendered exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Series A Preferred Stock represented by the certificate or certificates surrendered which are not to be converted.

       3.3 CONVERSION PRICE ADJUSTMENTS. The Series A Conversion Price shall be subject to adjustment from time to time as follows:

       A.     (1)    If the Corporation shall issue or sell any Additional
Stock (as defined below), or engage in a transaction which is deemed to involve the issuance or sale of Additional Stock, for a consideration per share less than the Series A Conversion Price in effect immediately prior to the issuance or sale of such Additional Stock, then such Series A Conversion Price in effect immediately prior to each such issuance or sale shall (except as otherwise provided in this clause (1)) be adjusted to a price determined by dividing (X) an amount equal to the sum of (a) the product derived by multiplying the Series A Conversion Price in effect immediately prior to such issue or sale times the number of shares of Common Stock outstanding immediately prior to such issue or sale, plus (b) the consideration, if any, received by or deemed to have been received by the Corporation upon such issue or sale, by (Y) an amount equal to the sum of (c) the number of shares of Common Stock outstanding immediately prior to such issue or sale, plus (d) the number of shares of Common Stock issued or deemed to have been issued in such issue or sale. The number of shares of Common Stock outstanding for purposes of clauses (X) and (Y) immediately above shall include any shares of Common Stock issuable (i) upon conversion of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock or the Series E Preferred Stock, (ii) upon exercise of any warrants outstanding on the Effective Date to purchase shares of Common Stock (subject to appropriate adjustment for stock splits, stock combinations, stock dividends, reclassifications and similar events affecting the Common Stock), (iii) upon the exercise of any options granted to employees, advisors, officers, directors and consultants of, and other persons performing services for, the Corporation in connection with their advisory or other relationship with the Corporation pursuant to option plans approved by the Board of Directors of the Corporation, and (iv) upon exercise and/or conversion or exchange of options, rights or convertible or exchangeable securities as provided in SECTION 3.3.A(5).

       (2) No adjustment of the Series A Conversion Price shall be made in an amount less than one cent per share, provided that any adjustment that is not required to be made by reason of this sentence shall be carried forward and taken into account in any subsequent adjustment.

       (3) In the case of the issuance or sale of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof and excluding any amounts paid or payable by the purchaser for interest or dividends accrued but unpaid through the date of purchase.

       (4) In the case of the issuance or sale of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined in good faith by the Board of Directors.

       (5) In the case of the issuance, grant or sale (whether directly or by assumption on a merger or otherwise) after the Effective Date of (i) options to purchase or rights to subscribe for Common Stock (whether or not immediately exercisable), (ii) securities by their terms convertible into or exchangeable for Common Stock (whether or not immediately convertible or exchangeable) or (iii) options to purchase or rights to subscribe for such convertible or exchangeable securities (where the shares of Common Stock issuable upon exercise of such options or rights or upon conversion or exchange of such securities are not excluded from the definition of Additional Stock) (whether or not immediately exercisable convertible or exchangeable), if such options, rights or convertible or exchangeable securities provide for a consideration per share of Additional Stock (determined as provided in this SECTION 3.3) less than the Series A Conversion Price (as in effect immediately prior to such issuance, grant or sale), then the following provisions shall apply:

              (a) The aggregate maximum number of shares of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in SECTIONS 3.3.A(3) AND 3.3.A(4)), if any, received by the Corporation upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby. Whenever this SECTION 3 refers to options, such term shall include warrants.

              (b) The aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the Corporation upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in SECTIONS 3.3.A(3) AND 3.3.A(4)).

              (c) In the event of any change in the number of shares of Common Stock deliverable upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the antidilution provisions thereof, the Series A Conversion Price in effect at the time shall forthwith be readjusted to such Conversion Price as would have obtained had the adjustment that was made upon the issuance of such options, rights or securities not converted prior to such change or the options or rights related to such securities not converted prior to such change had been made upon the basis of such change, but no further adjustment shall be made for the actual issuance of Common Stock upon the exercise of any such options or rights or the conversion or exchange of such securities and in any event such adjustment shall not result in a Series A Conversion Price greater than the Series A Conversion Price as in effect on the original adjustment date immediately preceding such original adjustment (as otherwise appropriately adjusted for stock splits, stock combinations, stock dividends, reclassifications and similar events affecting the Series A Preferred Stock).

              (d) In the event of any change in the exercise price deliverable upon exercise of such options or rights or the conversion or exchange price or ratio deliverable upon or to be utilized in connection with any such conversion of or exchange for such convertible or exchangeable securities, the Series A Conversion Price in effect at the time shall forthwith be readjusted to such Conversion Price as would have obtained had the adjustment that was made upon the issuance of such options, rights or securities not exercised, converted or exchanged prior to such change been made upon the basis of such change, but no further adjustment shall be made for the actual issuance of Common Stock upon the exercise of any such options or rights or the conversion or exchange of such securities and in any event such adjustment shall not result in a Series A Conversion Price greater than the Series A Conversion Price as in effect on the original adjustment date immediately preceding such original adjustment (as otherwise appropriately adjusted for stock splits, stock combinations, stock dividends, reclassifications and similar events affecting the Series A Preferred Stock).

              (e) Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Series A Conversion Price shall forthwith be readjusted to such Conversion Price as would have obtained had the adjustment which was made upon the issuance of such options, rights or securities or options or rights related to such securities been made upon the basis of the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities, and in any event such adjustment shall not result in a Series A Conversion Price greater than the Series A Conversion Price as in effect on the original adjustment date immediately preceding such original adjustment (as otherwise appropriately adjusted for stock splits, stock combinations, stock dividends, reclassifications and similar events affecting the Series A Preferred Stock).

       B. "Effective Date" with respect to the Series A Preferred Stock means the date on which the Certificate of Designation establishing the Series E Preferred Stock is filed in the office of the Secretary of State of Delaware.

       C. "Additional Stock" shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to SECTION 3.3.A(5)) by the Corporation after the Effective Date other than:

       (1)    Common Stock issued pursuant to a transaction described in
SECTION 3.3.D.

       (2) Common Stock issued or issuable upon conversion of the shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock.

       (3) Common Stock issued or issuable pursuant to (i) warrants outstanding as of the Effective Date, or (ii) options granted to employees, advisors, officers, directors and consultants of, and other persons performing services for, the Corporation in connection with their advisory or other relationship with the Corporation pursuant to option plans approved by the Board of Directors of the Corporation, but not to exceed 2,300,000 shares (subject to appropriate adjustment for stock splits, stock combinations, stock dividends, reclassifications and similar events affecting the Common Stock) (including, without limitation, pursuant to options outstanding as of the Effective Date) less that number of shares of Common Stock previously issued pursuant to such option plans as of the date such exclusion is being determined.

       D. In the event the Corporation should at any time or from time to time after the Effective Date fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend, distribution, split or subdivision, if no record date is fixed), the Series A Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share shall be increased in proportion to such increase of outstanding shares of Common Stock determined by taking SECTION 3.3.A(5) into account.

       E. If the number of shares of Common Stock outstanding at any time after the Effective Date is decreased by a combination of the outstanding shares of Common Stock, then, as of the record date of such combination, the Series A Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each such share shall be decreased in proportion to such decrease in outstanding shares of Common Stock.

       3.4 OTHER DISTRIBUTIONS. In the event the Corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in SECTION 3.3.C, then, in each such case for the purpose of this SECTION 3.4, the holders of the Series A Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of Series A Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution.

       3.5 RECAPITALIZATION. If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this SECTION 3), provision shall be made (in form and substance satisfactory to holders representing not less than 66-2/3% of the Series A Preferred Stock then outstanding) so that the holders of the Series A Preferred Stock shall thereafter be entitled to receive, upon conversion of the Series A Preferred Stock, such shares or other securities or property of the Corporation or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section with respect to the rights of the holders of the Series A Preferred Stock after the recapitalization to the end that the provisions of this Section (including adjustments of the Series A Conversion Price then in effect and the number of shares issuable upon conversion of shares of Series A Preferred Stock) shall be applicable after that event as nearly equivalent as may be practicable.

       3.6 NO IMPAIRMENT. The Corporation shall not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but shall at all times in good faith assist in the carrying out of all the provisions of this Section and in the taking of all such action as may be necessary or appropriate in order to protect the Series A Conversion Rights of the holders of the Series A Preferred Stock against impairment; provided that in any event, any provisions of this Section may be amended with the approval of holders representing not less than 66-2/3% of the outstanding shares of Series A Preferred Stock (in addition to all other approvals required by law).

       3.7    FRACTIONAL SHARES AND CERTIFICATE AS TO ADJUSTMENTS.

       A. In lieu of issuing fractional shares upon a conversion of Series A Preferred Stock, the Corporation may (but unless otherwise required by applicable law shall not be obligated to) pay cash equal to the fraction multiplied by the then fair market value of a share of Common Stock, as determined by the Board. Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of shares of Series A Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

       B. Upon the occurrence of each adjustment of the Series A Conversion Price pursuant to this Section, the Corporation, at its expense, shall promptly compute such adjustment in accordance with the terms hereof and prepare and furnish to each holder of shares of Series A Preferred Stock a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based.

       3.8 NOTICES OF RECORD DATE. In the event of any taking by the Corporation of a record of its stockholders for the purpose of determining stockholders who are entitled to approve or disapprove of any consolidation or merger to which the Corporation is a party or who are entitled to receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each holder of shares of Series A Preferred Stock, at least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution, right, merger or consolidation and the amount, character and terms of such dividend, distribution, right, merger or consolidation.

       3.9 RESERVATION OF COMMON STOCK ISSUABLE UPON CONVERSION. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series A Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series A Preferred Stock, the Corporation shall take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose. Before taking any action which would cause an adjustment reducing the Series A Conversion Price below the par value (if any) of the shares of Common Stock deliverable upon conversion of the shares of Series A Preferred Stock, the Corporation shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and non-assessable shares of Common Stock at such adjusted Series A Conversion Price.

       3.10 TRANSFER TAXES, ETC. The Corporation shall pay any and all documentary stamp, issue or transfer taxes, and any similar taxes payable in respect of the issue or delivery of shares of Common Stock upon conversions of shares of Series A Preferred Stock pursuant hereto; provided, however, that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock in a name other than that of the holder of the shares of Series A Preferred Stock to be converted and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

       3.11 NOTICES. Any notice required by the provisions of this Section to be given to the holders of shares of Series A Preferred Stock shall be deemed to be delivered when deposited in the United States mail, postage prepaid, registered or certified, and addressed to each holder of record at the address of such holder appearing on the stock transfer books of the Corporation.

       3.12 TREASURY SHARES. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the disposition by the Corporation of any such shares shall be considered an issue or sale of Common Stock for purposes of this SECTION 3 and SECTION 4.

SECTION 4.    VOTING RIGHTS

       4.1 GENERAL. Except as provided in SECTIONS 4.2 AND 4.3 and elsewhere in this Certificate of Designation, Preferences and Rights, in the Certificate of Incorporation of the Corporation, or in one or more other Certificates of Designation of the Corporation, and except as otherwise required by law, the holders of the Series A Preferred Stock shall vote with the holders of the Common Stock and any other series of convertible Preferred Stock granted voting rights on an "as-if-converted" basis, such that each holder of Series A Preferred Stock shall have a number of votes equal to the number of whole shares of Common Stock into which the Series A Preferred Stock held by such holder is at the time convertible.

       4.2    ELECTION OF DIRECTORS.  Notwithstanding the general provisions of
SECTION 4.1 hereof and only for so long as there remain issued and outstanding 1,571,970 or more shares of Series A Preferred Stock (subject to appropriate adjustment for stock splits, stock combinations, stock dividends, reclassifications and similar other events affecting the Series A Preferred Stock), the holders of the outstanding shares of Series A Preferred Stock, voting as a class, shall be entitled to elect three (3) directors to the Corporation's Board. Except to the extent otherwise provided for from time to time in the Corporation's Certificate of Incorporation or in one or more Certificates of Designation for issued and outstanding Preferred Stock of the Corporation (including the Certificate of Designation for the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock), the holders of the outstanding shares of Common Stock and other voting stock of the Corporation (including the Series A Preferred Stock) that may be issued and outstanding from time to time shall elect the remaining members of the Board. When there ceases to be 1,571,970 or more issued and outstanding shares of Series A Preferred Stock (subject to appropriate adjustment for stock splits, stock combinations, stock dividends, reclassifications and similar other events affecting the Series A Preferred Stock), the term of the directors elected solely by the holders of the Series A Preferred Stock pursuant to this SECTION 4.2 shall terminate.

       4.3.   PROTECTIVE PROVISIONS.  Beginning as of the Effective Date:

       A. And for so long as there remain issued and outstanding not less than 4,074,674 shares of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock (subject to appropriate adjustment for stock splits, stock combinations, stock dividends, reclassifications and similar other events affecting the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, or the Series E Preferred Stock), the Corporation shall not without the affirmative vote or consent of holders representing at least 75% of the outstanding shares of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock, voting together as a single class, and in addition to any vote otherwise required by the Law:

       (1) Create, authorize, issue or sell any shares of capital stock or any other securities of the Corporation, other than (a) shares of Common Stock issued upon conversion of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock or the Series E Preferred Stock; (b) shares of Common Stock which may be issued to employees, advisors, officers, directors and consultants of, and other persons performing services for, the Corporation in connection with their advisory or other relationship with the Corporation pursuant to option plans approved by the Board of Directors of the Corporation, but not to exceed 2,300,000 shares (subject to appropriate adjustment for stock splits, stock combinations, stock dividends, reclassifications and similar events affecting the Common Stock) (including, without limitation, pursuant to options outstanding as of the Effective Date) less that number of shares of Common Stock previously issued pursuant to such option plans as of the date of such determination; (c) Common Stock issuable pursuant to warrants outstanding on the Effective Date, including the warrants issued to the purchasers of the Series C Preferred Stock and the warrants to be issued to Chestnut Partners, Inc., and (d) pursuant to one or more transactions (other than transactions pursuant to which an employee, advisor, officer, director, consultant of or other person performing services for the Corporation will be issued shares of Common Stock (or options to purchase Common Stock) as direct or indirect compensation for services rendered or to be rendered or otherwise in connection with their advisory or other relationship with the Corporation) that do not in the aggregate result in an issuance, grant or sale of shares of Common Stock or other securities convertible into, exchangeable for or exercisable for shares of Common Stock aggregating more than 637,625 shares of Common Stock (subject to appropriate adjustment for stock splits, stock combinations, stock dividends, reclassifications and similar events affecting the Common Stock), provided that the price per share of Common Stock (determined as provided in SECTION 3) and, if applicable, such other security, is not less than the fair market value of a share of Common Stock and, if applicable, such other security, as determined in good faith by the Board of Directors.

       (2) Approve, authorize or permit any issuance or sale of capital stock by a Subsidiary other than to the Corporation in the case of a wholly-owned subsidiary. As used in this SECTION 4.3, the term "Subsidiary" shall mean any corporation, partnership, trust or other entity of which the Corporation and/or any of the Corporation's Subsidiaries directly or indirectly owns and has the right to vote at the time a majority of the outstanding shares of the voting securities of such corporation, partnership, trust or other entity.

       (3) Consolidate or merge into or with any other entity or entities, or sell, transfer or otherwise dispose of all or substantially all of the Corporation's assets or approve or authorize any such consolidation, merger, sale, transfer or disposition by any Subsidiary.

       (4) Declare or pay any dividend or other distribution (as defined in SECTION 1.2) payable in cash or property (other than a dividend payable in shares of Common Stock on Common Stock) on the outstanding shares of capital stock other than on the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, the Series E Preferred Stock or stock senior to or in parity with the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock with respect to dividends pursuant to the terms thereof that are issued in accordance with SECTION 4.3.B(3) or approve, authorize or permit the declaration or payment of any dividend or other distribution on the outstanding capital stock of any Subsidiary other than a wholly-owned subsidiary.

       (5) Apply any of the Corporation's assets or approve, authorize or permit any Subsidiary to apply its assets to the redemption, retirement, repurchase or acquisition, directly or indirectly through one or more Subsidiaries or otherwise, of any shares of capital stock of the Corporation other than redemptions, retirements, repurchases and acquisitions of (i) shares of capital stock made pursuant to the terms thereof that are issued in accordance with SECTION 4.3.B(3) hereof, and (ii) shares of capital stock approved by the Board from employees, advisors, officers, directors and consultants of, and persons performing services for, the Corporation or its subsidiaries upon termination of employment or association with the Corporation.

       (6) Subject to SECTION 4.3.B(2), amend, alter or repeal any provision of, or add any provision to, the Certificate of Incorporation of the Corporation.

       (7) Enter into, permit or acquiesce in any liquidation, dissolution or winding up of the Corporation.

       (8)     Acquire any other business.

       B. And for so long as there remain issued and outstanding any shares of the Series A Preferred Stock, without the affirmative vote or consent of holders representing at least 66-2/3% of the outstanding shares of the Series A Preferred Stock, and in addition to any vote otherwise required by the Law:

       (1) Amend, alter or repeal the rights, preferences, privileges, or restrictions of such Series A Preferred Stock or effect any reclassification of the Series A Preferred Stock.

       (2) Amend, alter or repeal any provision of, or add any provision to, the Certificate of Incorporation or By-laws of the Corporation if such change could reasonably be expected to adversely affect the holders of the Series A Preferred Stock in any respect, provided that subject to SECTION 4.3.A(1) the immediately foregoing shall not prohibit the adoption and filing of one or more additional Certificates of Designation for Preferred Stock not otherwise prohibited by SECTION 4.3.B(3).

       (3) Create, authorize, issue or sell (including but not limited to by way of reclassification or in connection with the creation of any convertible indebtedness) any shares of any other class or series of shares providing for
(i) dividends or other distributions on a preferred or parity basis to the Series A Preferred Stock, (ii) dividends at a rate greater than the dividend rate for the Series A Preferred Stock, (iii) redemption rights or (iv) liquidation privileges senior to, or on a parity with, the Series A Preferred Stock, or senior to the Common Stock in excess of the sum of the original purchase price thereof plus accrued dividends.

       (4) Remove or appoint or elect a replacement for any director elected or appointed by holders of Series A Preferred Stock pursuant to the first sentence of SECTION 4.2 hereof, provided that the foregoing shall not prohibit
(i) the holders of the Series A Preferred Stock from taking any such action in accordance with SECTION 4.2 hereof or (ii) the Corporation from taking any such action if the holders of the Series A Preferred Stock would not at the time of the action be entitled to elect such director(s) pursuant to SECTION 4.2 hereof.


SECTION 5.    REISSUANCES

       5.1 NO REISSUANCE OF SERIES A PREFERRED STOCK. No shares of Series A Preferred Stock which have been converted into Common Stock or otherwise cease to be outstanding shall be reissued by the Corporation; provided, however, that each such share, after being retired and canceled, shall be restored to the status of an authorized but unissued share of

Preferred Stock without designation as to series and may thereafter be issued as a share of Preferred Stock not designated as Series A Preferred Stock.

                    CERTIFICATE OF DESIGNATION, PREFERENCES
                             AND RIGHTS OF SERIES B
                          CONVERTIBLE PREFERRED STOCK

                                       OF

                              ILEX ONCOLOGY, INC.

       ILEX Oncology, Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Law"), does hereby certify:

       A. The Certificate of Incorporation of the Corporation fixes the total number of shares of all classes of capital stock which the Corporation shall have the authority to issue at 60,000,000 shares, of which 20,000,000 shares shall be shares of Preferred Stock, par value $.01 per share ("Preferred Stock"), and 40,000,000 shares shall be shares of Common Stock, par value $.01 per share ("Common Stock").

       B. On September 29, 1995 the Corporation filed with the Secretary of State of the State of Delaware its Certificate of Designation, Preferences and Rights of Series B Convertible Preferred Stock, thereby providing for an issue of a series of the Preferred Stock consisting of 5,432,500 shares designated as "Series B Convertible Preferred Stock" ("Series B Preferred Stock").

       C. On November 8, 1996 the Corporation filed with the Secretary of State of the State of Delaware a Restated Certificate of Incorporation including its Amended and Restated Certificate of Designation, Preferences and Rights of Series B Convertible Preferred Stock.

       D. The Corporation by action of its Board of Directors and its stockholders, including the holders of its Series B Convertible Preferred Stock, have duly authorized and approved a third amendment and restatement of the Certificate of Designation, Preferences and Rights of Series B Convertible Preferred Stock such that the terms of the Series B Preferred Stock as amended and restated shall be as set forth in this Certificate of Designation, Preferences and Rights of Series B Convertible Preferred Stock.

       RESOLVED, that the preferences and relative participating, optional and other special rights, and qualifications, limitations and restrictions thereof, of the Series B Preferred Stock that consists of 5,432,500 shares are hereby amended and restated as follows:

SECTION 1.    DIVIDENDS

       1.1 The holders of shares of outstanding Series B Preferred Stock shall be entitled to receive in any fiscal year, when and as declared by the Board of Directors of the Corporation (the "Board"), out of assets of the Corporation legally available therefor, distributions (as defined below) on a pro rata basis in cash at the annual rate of $0.16 per share (subject to appropriate adjustment for stock splits, stock combinations, stock dividends, reclassifications and similar other events affecting the Series B Preferred Stock). Such distributions shall accrue from day to day, whether or not earned or declared, and shall be cumulative from September 29, 1995 and shall be payable quarterly or otherwise as the Board may from time to time determine. Distributions may be declared and paid upon Common Stock and other shares of the Corporation ranking junior to the Series B Preferred Stock as to distributions in any fiscal year of the Corporation, only if full cumulative distributions shall have been paid to or declared upon and set apart for all shares of Series B Preferred Stock at such annual rate through the date of distribution. With respect to distributions declared and paid upon Common Stock, the Series B Preferred Stock shall also be entitled to participate in and receive distributions on an "as-if-converted" basis. For purposes of the distributions provided for by this SECTION 1, the Corporation's Series A Convertible Preferred Stock, $.01 par value per share ("Series A Preferred Stock"), the Corporation's Series C Convertible Preferred Stock, $.01 par value per share ("Series C Preferred Stock"), the Corporation's Series D Convertible Preferred Stock, $.01 par value per share ("Series D Preferred Stock") and the Corporation's Series E Convertible Preferred Stock, $.01 par value per share ("Series E Preferred Stock"), shall be considered equal to, and not senior or junior to, the Series B Preferred Stock and shall be entitled to distributions with the Series B Preferred Stock in proportion to the relative amounts of dividends accrued on the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock. Any holder of shares of Series B Preferred Stock whose shares of Series B Preferred Stock are converted pursuant to SECTION 3 hereof shall, upon such conversion, forfeit and cease to have any claim to any accrued but unpaid dividends under this SECTION 1 with respect to such converted shares.

       1.2 For purposes of this SECTION 1, unless the context otherwise requires, "distribution" shall mean the transfer of cash or property without consideration, whether by way of dividend or otherwise, payable other than in Common Stock on Common Stock, or the purchase or redemption of shares of the Corporation (other than redemptions, retirements, repurchases or acquisitions of Common Stock authorized pursuant to the terms of SECTION 4.3(A)(5) hereof and redemptions, retirements, repurchases or acquisitions of capital stock pursuant to terms approved by the Board from employees, advisors, officers, directors and consultants of, and persons performing services for, the Corporation or its subsidiaries upon termination of employment or association) for cash or property, including any such transfer, purchase or redemption by a subsidiary of the Corporation. Notwithstanding the foregoing, the term "distribution" shall not be deemed to include any distribution made in connection with any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

SECTION 2.    LIQUIDATION PREFERENCE

       2.1 LIQUIDATION. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of each share of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, which, for purposes of this SECTION 2, such Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock shall be considered equal to, and not senior or junior to the Series B Preferred Stock, shall be entitled, before any distribution or payment is made upon any share of Common Stock, Series A Preferred Stock or any other class or series of the Corporation's capital stock ranking junior as to liquidation rights to the Series B Preferred Stock (but after preferential distributions or payments required to be made on any other securities of the

Corporation senior to the Series B Preferred Stock), to be paid with respect to each share of Series B Preferred Stock outstanding, an amount per share equal to the sum of $2.00 per share (subject to appropriate adjustment for stock splits, stock combinations, stock dividends, reclassifications and similar other events affecting the Series B Preferred Stock) (the "Series B Issue Price") plus any dividends on a share of Series B Preferred Stock provided for by SECTION 1.1 hereof that are accrued but are unpaid through the date of distribution to the holders of the outstanding shares of Series B Preferred Stock in connection with such liquidation, dissolution or winding up (the sum of such amounts payable with respect to one share of Series B Preferred Stock being sometimes referred to as the "Series B Liquidation Preference"); provided, however, that the consolidation or merger of the Corporation into or with any corporation or corporations (other than a merger with another corporation in which the Corporation is the surviving corporation and which does not result in any reclassification or change in the terms of outstanding shares of the Corporation's stock of any class or series, whether now or hereafter authorized, and after which the holders of capital stock of the Corporation immediately preceding such transaction are the holders of at least fifty-one percent (51%) of the shares of Common Stock immediately following such transaction (treating all securities of the Corporation convertible into or exchangeable for shares of Common Stock as having been fully converted and exchanged and all options, warrants and other rights to acquire shares of Common Stock or securities convertible into or exchangeable for Common Stock as having been fully exercised and converted or exchanged)), or the sale or transfer by the Corporation of all or substantially all of its assets, shall be deemed to be a liquidation for purposes of this SECTION 2 unless holders representing not less than 66-2/3% of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock, together as a class, elect by written consent not to treat such transaction as a liquidation. If upon a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock (and any other preferred stock of the Corporation ranking on parity with the Series B Preferred Stock in the event of a liquidation, dissolution or winding up of the Corporation) shall be insufficient to permit payments in full to the holders of Series B Preferred Stock of the Series B Liquidation Preference, then all assets of the Corporation available for distribution to stockholders after the Corporation has made preferential distributions or payments required to be made on any other securities of the Corporation senior to the Series B Preferred Stock shall be distributed ratably, in accordance with the liquidation preference rights of the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock, among the holders of Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock (and any other preferred stock of the Corporation ranking on parity with the Series B Preferred Stock in the event of a liquidation, dissolution or winding up of the Corporation).

       2.2 OTHER DISTRIBUTIONS. Upon any liquidation, dissolution or winding up of the Corporation, immediately after the holders of Series B Preferred Stock and any other series of Preferred Stock shall have been paid in full, any preferred stock liquidation preferences (including the Series B Liquidation Preference and the liquidation preference for the Series A Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock) that they are respectively entitled to, the remaining assets of the Corporation available for distribution shall be distributed to the holders of the Common Stock and the holders of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock in proportion to the number of shares of Common Stock deemed to be held on an "as-if-converted" basis.

       2.3 TERMINATION OF SERIES B PREFERRED STOCK. In the event the distributions provided for by this SECTION 2 are made to the holders of Series B Preferred Stock upon any liquidation, dissolution or winding up of the Corporation, the Series B Preferred Stock shall be retired and canceled and the holders thereof shall cease to have any continuing interest in the Corporation in their capacity as holders of Series B Preferred Stock.

       2.4 NOTICE. Written notice of any liquidation, dissolution or winding up and any related distribution, stating the payment date and the place where said payments shall be made, shall be given by mail, postage prepaid, or by telecopy to non-U.S. residents, not less than 20 days prior to the payment date stated therein, to the holders of Series B Preferred Stock, such notice to be addressed to each such holder at its address as shown on the records of the Corporation. Written notice of any election by the holders of the Series B Preferred Stock to not treat a merger, consolidation or sale or transfer of assets under SECTION 2.1 hereof as a liquidation shall be given by the electing holders to the Corporation not less than 5 days prior to the payment date stated in the Corporation's notice.

SECTION 3.    CONVERSION

       The holders of Series B Preferred Stock shall have the following conversion rights (the "Series B Conversion Rights"):

       3.1    RIGHT TO CONVERT; AUTOMATIC CONVERSION

       A. Subject to SECTION 3.3, each share of Series B Preferred Stock shall be convertible at any time before a liquidating payment is made to the holder of such Series B Preferred Stock pursuant to SECTION 2 hereof, at the option of the holder thereof, at the office of the Corporation or any transfer agent for such shares, into the number of fully paid and nonassessable shares of Common Stock provided for below.

       B. Each share of Series B Preferred Stock shall be convertible into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Series B Issue Price by the Series B Conversion Price, determined as hereafter provided, in effect at the time of conversion, which result will be rounded to the nearest one-hundredth of a share. The initial Series B Conversion Price shall be $2.00 per share, provided, however, that the Series B Conversion Price shall be subject to adjustment as set forth in SECTION 3.3 below.

       C. Each share of Series B Preferred Stock shall automatically and immediately be converted into shares of Common Stock at the Series B Conversion Price upon the consummation of a public offering of Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended, provided that the public offering price of the Common Stock shall be at least $6.00 per share (subject to appropriate adjustment for stock splits, stock combinations, stock dividends, reclassifications and similar other events affecting the Common Stock) and the gross offering proceeds to the Corporation and selling stockholders, if any, from such offering shall be at least $15,000,000.

       The holders of the Series B Preferred Stock shall be given prompt written notice of any event, including a filing by the Corporation of a registration statement, that by itself could result in an automatic conversion pursuant hereto.

       3.2 MECHANICS OF CONVERSION. Before any holder of shares of Series B Preferred Stock shall be entitled to convert the same into shares of Common Stock (or, in the case of an automatic conversion under SECTION 3.1.C, to obtain the certificates for the Common Stock into which the Series B Preferred Stock shall have been converted), such holder shall surrender the certificates for the shares of Series B Preferred Stock, duly endorsed, at the office of the Corporation or of any transfer agent for such shares (or the holder shall notify the Corporation or its transfer agent that such certificate has been lost, stolen or destroyed and execute an agreement in form and substance reasonably satisfactory to the Corporation to indemnify the Corporation for any loss incurred by the Corporation in connection therewith), and shall give written notice to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued.
(A holder of Series B Preferred Stock may not effect a transfer of shares pursuant to conversion unless all applicable restrictions on transfer are complied with.) The Corporation shall, as soon as practicable, issue and deliver at such office to such holder of shares of Series B Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as provided above. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the certificate or certificates (or the indemnification agreement referred to above) representing the shares of Series B Preferred Stock being converted (except in the case of an automatic conversion under SECTION 3.1.C, which shall be effective on the date of the event giving rise thereto), and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. In case the number of shares of Series B Preferred Stock represented by the certificate or certificates surrendered exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Series B Preferred Stock represented by the certificate or certificates surrendered which are not to be converted.

       3.3 CONVERSION PRICE ADJUSTMENTS. The Series B Conversion Price shall be subject to adjustment from time to time as follows:

       A.     (1)    If the Corporation shall issue or sell any Additional
Stock (as defined below), or engage in a transaction which is deemed to involve the issuance or sale of Additional Stock, for a consideration per share less than the Series B Conversion Price in effect immediately prior to the issuance or sale of such Additional Stock, then such Series B Conversion Price in effect immediately prior to each such issuance or sale shall (except as otherwise provided in this clause (1)) be adjusted to a price determined by dividing (X) an amount equal to the sum of (a) the product derived by multiplying the Series B Conversion Price in effect immediately prior to such issue or sale times the number of shares of Common Stock outstanding immediately prior to such issue or sale, plus (b) the consideration, if any, received by or deemed to have been received by the Corporation upon such issue or sale, by (Y) an amount equal to the sum of (c) the number of shares of Common Stock outstanding immediately prior to such issue or sale, plus (d) the number of shares of Common Stock issued or sold or deemed to have been issued or sold in such issue or sale.
The number of shares of Common Stock outstanding for purposes of clauses (X) and (Y) immediately above shall include any shares of Common Stock issuable (i) upon conversion of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock or the Series E Preferred Stock, (ii) upon exercise of any warrants outstanding on the Effective Date to purchase shares of Common Stock (subject to appropriate adjustment for stock splits, stock combinations, stock dividends, reclassifications and similar events affecting the Common Stock), (iii) upon the exercise of any options granted to employees, advisors, officers, directors and consultants of, and other persons performing services for, the Corporation in connection with their advisory or other relationship with the Corporation pursuant to option plans approved by the Board of Directors of the Corporation, and (iv) upon exercise and/or conversion or exchange of options, rights or convertible or exchangeable securities as provided in SECTION 3.3.A(5).

       (2) No adjustment of the Series B Conversion Price shall be made in an amount less than one cent per share, provided that any adjustment that is not required to be made by reason of this sentence shall be carried forward and taken into account in any subsequent adjustment.

       (3) In the case of the issuance or sale of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof and excluding any amounts paid or payable by the purchaser for interest or dividends accrued but unpaid through the date of purchase.

       (4) In the case of the issuance or sale of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined in good faith by the Board of Directors.

       (5) In the case of the issuance, grant or sale (whether directly or by assumption on a merger or otherwise) after the Effective Date of (i) options to purchase or rights to subscribe for Common Stock (whether or not immediately exercisable), (ii) securities by their terms convertible into or exchangeable for Common Stock (whether or not immediately convertible or exchangeable) or
(iii) options to purchase or rights to subscribe for such convertible or exchangeable securities (where the shares of Common Stock issuable upon exercise of such options or rights or upon conversion or exchange of such securities are not excluded from the definition of Additional Stock) (whether or not immediately exercisable convertible or exchangeable), if such options, rights or convertible or exchangeable securities provide for a consideration per share of Additional Stock (determined as provided in this SECTION

3.3) less than the Series B Conversion Price (as in effect immediately prior to such issuance, grant or sale), then the following provisions shall apply:

              (a) The aggregate maximum number of shares of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in SECTIONS 3.3.A(3) AND 3.3.A(4)), if any, received by the Corporation upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby. Whenever this SECTION 3 refers to options, such terms shall include warrants.

              (b) The aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the Corporation upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in SECTIONS 3.3.A(3) AND 3.3.A(4)).

              (c) In the event of any change in the number of shares of Common Stock deliverable upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the antidilution provisions thereof, the Series B Conversion Price in effect at the time shall forthwith be readjusted to such Conversion Price as would have obtained had the adjustment that was made upon the issuance of such options, rights or securities not converted prior to such change or the options or rights related to such securities not converted prior to such change had been made upon the basis of such change, but no further adjustment shall be made for the actual issuance of Common Stock upon the exercise of any such options or rights or the conversion or exchange of such securities and in any event such adjustment shall not result in a Series B Conversion Price greater than the Series B Conversion Price as in effect on the original adjustment date immediately preceding such original adjustment (as otherwise appropriately adjusted for stock splits, stock combinations, stock dividends, reclassifications and similar events affecting the Series B Preferred Stock).

              (d) In the event of any change in the exercise price deliverable upon exercise of such options or rights or the conversion or exchange price or ratio deliverable upon or to be utilized in connection with any such conversion of or exchange for such convertible or exchangeable securities, the Series B Conversion Price in effect at the time shall forthwith be readjusted to such Conversion Price as would have obtained had the adjustment that was made upon the issuance of such options, rights or securities not exercised, converted or exchanged prior to such change been made upon the basis of such change, but no further adjustment shall be made for the actual issuance of Common Stock upon the exercise of any such options or rights or the conversion or exchange of such securities and in any event such adjustment shall not result in a Series B Conversion Price greater than the Series B Conversion Price as in effect on the original adjustment date immediately preceding such original adjustment (as otherwise appropriately adjusted for stock splits, stock combinations, stock dividends, reclassifications and similar events affecting the Series B Preferred Stock).

              (e) Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Series B Conversion Price shall forthwith be readjusted to such Conversion Price as would have obtained had the adjustment which was made upon the issuance of such options, rights or securities or options or rights related to such securities been made upon the basis of the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities, and in any event such adjustment shall not result in a Series B Conversion Price greater than the Series B Conversion Price as in effect on the original adjustment date immediately preceding such original adjustment (as otherwise appropriately adjusted for stock splits, stock combinations, stock dividends, reclassifications and similar events affecting the Series B Preferred Stock).

       B. "Effective Date" with respect to the Series B Preferred Stock means the date on which the Certificate of Designation establishing the Series E Preferred Stock is filed in the office of the Secretary of State of Delaware.

       C. "Additional Stock" shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to SECTION 3.3.A(5)) by the Corporation after the Effective Date other than:

       (1)    Common Stock issued pursuant to a transaction described in
SECTION 3.3.D.

       (2) Common Stock issued or issuable upon conversion of the shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock.

       (3) Common Stock issued or issuable pursuant to (i) warrants outstanding as of the Effective Date, or (ii) options granted to employees, advisors, officers, directors and consultants of, and other persons performing services for, the Corporation in connection with their advisory or other relationship with the Corporation pursuant to option plans approved by the Board of Directors of the Corporation, but not to exceed 2,300,000 shares (subject to appropriate adjustment for stock splits, stock combinations, stock dividends, reclassifications and similar events affecting the Common Stock) (including, without limitation, pursuant to options outstanding as of the Effective Date) less that number of shares of Common Stock previously issued pursuant to such option plans as of the date such exclusion is being determined.

       D. In the event the Corporation should at any time or from time to time after the Effective Date fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend, distribution, split or subdivision, if no record date is fixed), the Series B Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share shall be increased in proportion to such increase of outstanding shares of Common Stock determined by taking SECTION 3.3.A(5) into account.

       E. If the number of shares of Common Stock outstanding at any time after the Effective Date is decreased by a combination of the outstanding shares of Common Stock, then, as of the record date of such combination, the Series B Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each such share shall be decreased in proportion to such decrease in outstanding shares of Common Stock.

       3.4 OTHER DISTRIBUTIONS. In the event the Corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in SECTION 3.3.C, then, in each such case for the purpose of this SECTION 3.4, the holders of the Series B Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of Series B Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution.

       3.5 RECAPITALIZATION. If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this SECTION 3), provision shall be made (in form and substance satisfactory to holders representing not less than 66-2/3% of the Series B Preferred Stock then outstanding) so that the holders of the Series B Preferred Stock shall thereafter be entitled to receive, upon conversion of the Series B Preferred Stock, such shares or other securities or property of the Corporation or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section with respect to the rights of the holders of the Series B Preferred Stock after the recapitalization to the end that the provisions of this Section (including adjustments of the Series B Conversion Price then in effect and the number of shares issuable upon conversion of shares of Series B Preferred Stock) shall be applicable after that event as nearly equivalent as may be practicable.

       3.6 NO IMPAIRMENT. The Corporation shall not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but shall at all times in good faith assist in the carrying out of all the provisions of this Section and in the taking of all such action as may be necessary or appropriate in order to protect the Series B Conversion Rights of the holders of the Series B Preferred Stock against impairment; provided that in any event, any provisions of this Section may be amended with the approval of holders representing not less than 66-2/3% of the outstanding shares of Series B Preferred Stock (in addition to all other approvals required by law).

       3.7    FRACTIONAL SHARES AND CERTIFICATE AS TO ADJUSTMENTS.

       A. In lieu of issuing fractional shares upon a conversion of Series B Preferred Stock, the Corporation may (but unless otherwise required by applicable law shall not be obligated to) pay cash equal to the fraction multiplied by the then fair market value of a share of Common Stock, as determined by the Board. Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of shares of Series B Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

       B. Upon the occurrence of each adjustment of the Series B Conversion Price pursuant to this Section, the Corporation, at its expense, shall promptly compute such adjustment in accordance with the terms hereof and prepare and furnish to each holder of shares of Series B Preferred Stock a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based.

       3.8 NOTICES OF RECORD DATE. In the event of any taking by the Corporation of a record of its stockholders for the purpose of determining stockholders who are entitled to approve or disapprove of any consolidation or merger to which the Corporation is a party or who are entitled to receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each holder of shares of Series B Preferred Stock, at least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution, right, merger or consolidation and the amount, character and terms of such dividend, distribution, right, merger or consolidation.

       3.9 RESERVATION OF COMMON STOCK ISSUABLE UPON CONVERSION. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Series B Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series B Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series B Preferred Stock, the Corporation shall take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose. Before taking any action which would cause an adjustment reducing the Series B Conversion Price below the par value (if any) of the shares of Common Stock deliverable upon conversion of the shares of Series B Preferred Stock, the Corporation shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and non-assessable shares of Common Stock at such adjusted Series B Conversion Price.

       3.10 TRANSFER TAXES, ETC. The Corporation shall pay any and all documentary stamp, issue or transfer taxes, and any similar taxes payable in respect of the issue or delivery of shares of Common Stock upon conversions of shares of Series B Preferred Stock pursuant hereto; provided, however, that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock in a name other than that of the holder of the shares of Series B Preferred Stock to be converted and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

       3.11 NOTICES. Any notice required by the provisions of this Section to be given to the holders of shares of Series B Preferred Stock shall be deemed to be delivered when deposited in the United States mail, postage prepaid, registered or certified, and addressed to each holder of record at the address of such holder appearing on the stock transfer books of the Corporation.

       3.12 TREASURY SHARES. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the disposition by the Corporation of any such shares shall be considered an issue or sale of Common Stock for purposes of this SECTION 3 and SECTION 4.

SECTION 4.    VOTING RIGHTS

       4.1 GENERAL. Except as provided in SECTIONS 4.2 AND 4.3 and elsewhere in this Certificate of Designation, Preferences and Rights, in the Certificate of Incorporation of the Corporation, or in one or more other Certificates of Designations of the Corporation, and except as otherwise required by law, the holders of the Series B Preferred Stock shall vote with the holders of the Common Stock and any other series of convertible Preferred Stock granted voting rights on an "as-if-converted" basis, such that each holder of Series B Preferred Stock shall have a number of votes equal to the number of whole shares of Common Stock into which the Series B Preferred Stock held by such holder is at the time convertible.

       4.2    ELECTION OF DIRECTORS.  Notwithstanding the general provisions of
SECTION 4.1 hereof, the holders of the outstanding shares of Series B Preferred Stock, voting as a class, shall be entitled to elect directors to the Corporation's Board as follows: (i) if and only for so long as there remain issued and outstanding 1,200,000 or more shares of Series B Preferred Stock (subject to appropriate adjustment for stock splits, stock combinations, stock dividends, reclassifications and similar other events affecting the Series B Preferred Stock) the holders of Series B Preferred Stock shall be entitled to elect three (3) directors; (ii) if and only for so long as there remain issued and outstanding fewer than 1,200,000 but 800,000 or more shares of Series B Preferred Stock (subject to appropriate adjustment for stock splits, stock combinations, stock dividends, reclassifications and similar other events affecting the Series B Preferred Stock) the holders of Series B Preferred Stock shall be entitled to elect two (2) directors; and (iii) if and only for so long as there remain issued and outstanding fewer than 800,000 but 400,000 or more shares of Series B Preferred Stock (subject to appropriate adjustment for stock splits, stock combinations, stock dividends, reclassifications and similar other events affecting the Series B Preferred Stock) the holders of Series B Preferred Stock shall be entitled to elect one
(1) director. Except to the extent otherwise provided for from time to time in the Corporation's Certificate of Incorporation or in one or more Certificates of Designations for issued and outstanding Preferred Stock of the Corporation (including the Certificate of Designation for the Series A Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock), the holders of the outstanding shares of Common Stock and other voting stock of the Corporation (including the Series B Preferred Stock) that may be issued and outstanding from time to time shall elect the remaining members of the Board.

       4.3. PROTECTIVE PROVISIONS. Beginning as of the date shares of Series B Preferred Stock are first issued and outstanding:

       A. And for so long as there remain issued and outstanding not less than 4,074,674 shares of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock (subject to appropriate adjustment for stock splits, stock combinations, stock dividends, reclassifications and similar other events affecting the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock or the Series E Preferred Stock), the Corporation shall not without the affirmative vote or consent of holders representing at least 75% of the outstanding shares of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock, voting together as a single class, and in addition to any vote otherwise required by the Law:

       (1) Create, authorize, issue or sell any shares of capital stock or any other securities of the Corporation, other than (a) shares of Common Stock issued upon conversion of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock or the Series E Preferred Stock; (b) shares of Common Stock which may be issued to employees, advisors, officers, directors and consultants of, and other persons performing services for, the Corporation in connection with their advisory or other relationship with the Corporation pursuant to option plans approved by the Board of Directors of the Corporation, but not to exceed 2,300,000 shares (subject to appropriate adjustment for stock splits, stock combinations, stock dividends, reclassifications and similar events affecting the Common Stock) (including, without limitation, pursuant to options outstanding as of the Effective Date) less that number of shares of Common Stock previously issued pursuant to such option plans, as of the date of such determination; (c) Common Stock issuable pursuant to warrants outstanding on the Effective Date including the warrants issued to the purchasers of the Series C Preferred Stock and the warrants to be issued to Chestnut Partners, Inc.; and (d) pursuant to one or more transactions (other than transactions pursuant to which an employee, advisor, officer, director, consultant of or other person performing services for the Corporation will be issued shares of Common Stock (or options to purchase Common Stock) as direct or indirect compensation for services rendered or to be rendered or otherwise in connection with their advisory or other relationship with the Corporation) that do not in the aggregate result in an issuance, sale or grant of shares of Common Stock or other securities convertible into, exchangeable for or exercisable for shares of Common Stock aggregating more than 637,625 shares of Common Stock (subject to appropriate adjustment for stock splits, stock combinations, stock dividends, reclassifications and similar events affecting the Common Stock), provided that the price per share of Common Stock (determined as provided in SECTION 3) and, if applicable, such other security, is not less than the fair market value of a share of Common Stock and, if applicable, such other security, as determined in good faith by the Board of Directors.

       (2) Approve, authorize or permit any issuance or sale of capital stock by a Subsidiary other than to the Corporation in the case of a wholly-owned subsidiary. As used in this SECTION 4.3, the term "Subsidiary" shall mean any corporation, partnership, trust or other entity of which the Corporation and/or any of the Corporation's Subsidiaries directly or indirectly owns and has the right to vote at the time a majority of the outstanding shares of the voting securities of such corporation, partnership, trust or other entity.

       (3) Consolidate or merge into or with any other entity or entities, or sell, transfer or otherwise dispose of all or substantially all of the Corporation's assets or approve or authorize any such consolidation, merger, sale, transfer or disposition by any Subsidiary.

       (4) Declare or pay any dividend or other distribution (as defined in SECTION 1.2) payable in cash or property (other than a dividend payable in shares of Common Stock on Common Stock) on the outstanding shares of capital stock other than on the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, the Series E Preferred Stock or stock senior to or in parity with the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock with respect to dividends pursuant to the terms thereof that are issued in accordance with SECTION 4.3.B(3) or approve, authorize or permit the declaration or payment of any dividend or other distribution on the outstanding capital stock of any Subsidiary other than a wholly-owned subsidiary.

       (5) Apply any of the Corporation's assets or approve, authorize or permit any Subsidiary to apply its assets to the redemption, retirement, repurchase or acquisition, directly or indirectly through one or more Subsidiaries or otherwise, of any shares of capital stock of the Corporation other than redemptions, retirements, repurchases and acquisitions of (i) shares of capital stock made pursuant to the terms thereof that are issued in accordance with SECTION 4.3.B(3) hereof, and (ii) shares of capital stock approved by the Board from employees, advisors, officers, directors and consultants of, and persons performing services for, the Corporation or its subsidiaries upon termination of employment or association with the Corporation.

       (6) Subject to SECTION 4.3.B(2) amend, alter or repeal any provision of, or add any provision to, the Certificate of Incorporation of the Corporation.

       (7) Enter into, permit or acquiesce in any liquidation, dissolution or winding up of the Corporation.

       (8)    Acquire any other business.

       B. And for so long as there remain issued and outstanding any shares of Series B Preferred Stock, without the affirmative vote or consent of holders representing at least 66-2/3% of the outstanding shares of Series B Preferred Stock, and in addition to any vote otherwise required by the Law:

       (1) Amend, alter or repeal the rights, preferences, privileges, or restrictions of such Series B Preferred Stock or effect any reclassification of the Series B Preferred Stock.

       (2) Amend, alter or repeal any provision of, or add any provision to, the Certificate of Incorporation or By-laws of the Corporation if such change could reasonably be expected to adversely affect the holders of the Series B Preferred Stock in any respect, provided that subject to SECTION 4.3.A(1) the immediately foregoing shall not prohibit the adoption and filing of one or more additional Certificates of Designations for Preferred Stock not otherwise prohibited by SECTION 4.3.B(3).

       (3) Create, authorize, issue or sell (including but not limited to by way of reclassification or in connection with the creation of any convertible indebtedness) any shares of any other class or series of shares providing for
(i) dividends or other distributions on a preferred or parity basis to the Series B Preferred Stock, (ii) dividends at a rate greater than the dividend rate for the Series B Preferred Stock, (iii) redemption rights or (iv) liquidation privileges senior to, or on a parity with, the Series B Preferred Stock, or senior to the Common Stock in excess of the sum of the original purchase price thereof plus accrued dividends.

       (4) Remove or appoint or elect a replacement for any director elected or appointed by holders of Series B Preferred Stock pursuant to the first sentence of SECTION 4.2 hereof, provided that the foregoing shall not prohibit
(i) the holders of Series B Preferred Stock from taking any such action in accordance with SECTION 4.2 hereof or (ii) the Corporation from taking any such action if the holders of Series B Preferred Stock would not at the time of the action be entitled to elect such director(s) pursuant to SECTION 4.2 hereof.

SECTION 5.    REISSUANCES

       5.1 NO REISSUANCE OF SERIES B PREFERRED STOCK. No shares of Series B Preferred Stock which have been converted into Common Stock or otherwise cease to be outstanding shall be reissued by the Corporation; provided, however, that each such share, after being retired and canceled, shall be restored to the status of an authorized but unissued share of Preferred Stock without designation as to series and may thereafter be issued as a share of Preferred Stock not designated as Series B Preferred Stock.

                    CERTIFICATE OF DESIGNATION, PREFERENCES
                             AND RIGHTS OF SERIES C
                          CONVERTIBLE PREFERRED STOCK
                                       OF
                              ILEX ONCOLOGY, INC.

       ILEX Oncology, Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Law"), does hereby certify:

       A. The Certificate of Incorporation of the Corporation fixes the total number of shares of all classes of capital stock which the Corporation shall have the authority to issue at 60,000,000 shares, of which 20,000,000 shares shall be shares of Preferred Stock, par value $.01 per share ("Preferred Stock"), and 40,000,000 shares shall be shares of Common Stock, par value $.01 per share ("Common Stock").

       B. On July 19, 1996, the Corporation filed with the Secretary of State of the State of Delaware its Certificate of Designation, Preferences and Rights of Series C Convertible Preferred Stock, thereby providing for an issue of a series of the preferred stock consisting of 2,293,578 shares designated as "Series C Convertible Preferred Stock" ("Series C Preferred Stock").

       C. On November 8, 1996, the Corporation filed with the Secretary of State of the State of Delaware a Restated Certificate of Incorporation including the Amended and Restated Certification of Designation, Preferences and Rights of Series C Convertible Preferred Stock.

       D. The Corporation by action of its Board of Directors and its stockholders, including the holders of its Series C Convertible Preferred Stock, have duly authorized and approved second amendment and restatement of the Certificate of Designation, Preferences and Rights of Series C Convertible Preferred Stock such that the terms of the Series C Preferred Stock as amended and restated shall be as set forth in this Certificate of Designation, Preferences and Rights of the Series C Convertible Preferred Stock.

       RESOLVED, that the preferences and relative participating, optional and other special rights, and qualifications, limitations and restrictions thereof, of the Series C Preferred Stock that consists of 2,293,578 shares are hereby amended and restated as follows:

SECTION 1.    DIVIDENDS

       1.1 The holders of shares of outstanding Series C Preferred Stock shall be entitled to receive in any fiscal year, when and as declared by the Board of Directors of the Corporation (the "Board"), out of assets of the Corporation legally available therefor, distributions (as defined below) on a pro rata basis in cash at the annual rate of $0.3488 per share (subject to appropriate adjustment for stock splits, stock combinations, stock dividends, reclassifications and similar other events affecting the Series C Preferred Stock). Such distributions shall accrue from day to day, whether or not earned or declared, and shall be cumulative from July 22, 1996, and shall be payable quarterly or otherwise as the Board may from time to time determine. Distributions may be declared and paid upon Common Stock and other shares of the Corporation ranking junior to the Series C Preferred Stock as to distributions in any fiscal year of the Corporation, only if full cumulative distributions shall have been paid to or declared upon and set apart for all shares of Series C Preferred Stock at such annual rate through the date of distribution. With respect to distributions declared and paid upon Common Stock, the Series C Preferred Stock shall also be entitled to participate in and receive distributions on an "as-if-converted" basis. For purposes of the distributions provided for by this SECTION 1, the Corporation's Series A Convertible Preferred Stock, $.01 par value per share ("Series A Preferred Stock"), the Corporation's Series B Convertible Preferred Stock, $.01 par value per share ("Series B Preferred Stock"), the Corporation's Series D Convertible Preferred Stock, $.01 par value per share ("Series D Preferred Stock"), and the Corporation's Series E Convertible Preferred Stock, $.01 par value per share ("Series E Preferred Stock"), shall be considered equal to, and not senior or junior to, the Series C Preferred Stock and shall be entitled to distributions with the Series C Preferred Stock in proportion to the relative amounts of dividends accrued on the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock. Any holder of shares of Series C Preferred Stock whose shares of Series C Preferred Stock are converted pursuant to SECTION 3 hereof shall, upon such conversion, forfeit and cease to have any claim to any accrued but unpaid dividends under this SECTION 1 with respect to such converted shares.

       1.2 For purposes of this SECTION 1, unless the context otherwise requires, "distribution" shall mean the transfer of cash or property without consideration, whether by way of dividend or otherwise, payable other than in Common Stock on Common Stock, or the purchase or redemption of shares of the Corporation (other than redemptions, retirements, repurchases or acquisitions of Common Stock authorized pursuant to the terms of SECTION 4.3(A)(5) hereof and redemptions, retirements, repurchases or acquisitions of capital stock pursuant to terms approved by the Board from employees, advisors, officers, directors and consultants of, and persons performing services for, the Corporation or its subsidiaries upon termination of employment or association) for cash or property, including any such transfer, purchase or redemption by a subsidiary of the Corporation. Notwithstanding the foregoing, the term "distribution" shall not be deemed to include any distribution made in connection with any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

SECTION 2.    LIQUIDATION PREFERENCE

       2.1 LIQUIDATION. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of each share of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, which, for purposes of this SECTION 2, such Series B Preferred Stock, Series D Preferred Stock and Series E Preferred Stock shall be considered equal to, and not senior or junior to the Series C Preferred Stock, shall be entitled, before any distribution or payment is made upon any share of Common Stock, Series A Preferred Stock or any other class or series of the Corporation's capital stock ranking junior as to liquidation rights to the Series C Preferred Stock (but after preferential distributions or payments required to be made on any other securities of the Corporation senior to the Series C Preferred Stock), to be paid with respect to each share of

Series C Preferred Stock outstanding, an amount per share equal to the sum of $4.36 per share (subject to appropriate adjustment for stock splits, stock combinations, stock dividends, reclassifications and similar other events affecting the Series C Preferred Stock) (the "Series C Issue Price") plus any dividends on a share of Series C Preferred Stock provided for by SECTION 1.1 hereof that are accrued but are unpaid through the date of distribution to the holders of the outstanding shares of Series C Preferred Stock in connection with such liquidation, dissolution or winding up (the sum of such amounts payable with respect to one share of Series C Preferred Stock being sometimes referred to as the "Series C Liquidation Preference"); provided, however, that the consolidation or merger of the Corporation into or with any corporation or corporations (other than a merger with another corporation in which the Corporation is the surviving corporation and which does not result in any reclassification or change in the terms of outstanding shares of the Corporation's stock of any class or series, whether now or hereafter authorized, and after which the holders of capital stock of the Corporation immediately preceding such transaction are the holders of at least fifty-one percent (51%) of the shares of Common Stock immediately following such transaction (treating all securities of the Corporation convertible into or exchangeable for shares of Common Stock as having been fully converted and exchanged and all options, warrants and other rights to acquire shares of Common Stock or securities convertible into or exchangeable for Common Stock as having been fully exercised and converted or exchanged)), or the sale or transfer by the Corporation of all or substantially all of its assets, shall be deemed to be a liquidation for purposes of this SECTION 2 unless holders representing not less than 66-2/3% of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock, together as a class, elect by written consent not to treat such transaction as a liquidation. If upon a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock (and any other preferred stock of the Corporation ranking on parity with the Series C Preferred Stock in the event of a liquidation, dissolution or winding up of the Corporation) shall be insufficient to permit payments in full to the holders of Series C Preferred Stock of the Series C Liquidation Preference, then all assets of the Corporation available for distribution to stockholders after the Corporation has made preferential distributions or payments required to be made on any other securities of the Corporation senior to the Series C Preferred Stock shall be distributed ratably, in accordance with the liquidation preference rights of the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock, among the holders of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock (and any other preferred stock of the Corporation ranking on parity with the Series C Preferred Stock in the event of a liquidation, dissolution or winding up of the Corporation).

       2.2 OTHER DISTRIBUTIONS. Upon any liquidation, dissolution or winding up of the Corporation, immediately after the holders of Series C Preferred Stock and any other series of Preferred Stock shall have been paid in full, any preferred stock liquidation preferences (including the Series C Liquidation Preference and the liquidation preference for the Series A Preferred Stock, the Series B Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock) that they are respectively entitled to, the remaining assets of the Corporation available for distribution shall be distributed to the holders of Common Stock, and the holders of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock in proportion to the number of shares of Common Stock deemed to be held on an "as-if-converted" basis.

       2.3 TERMINATION OF SERIES C PREFERRED STOCK. In the event the distributions provided for by this SECTION 2 are made to the holders of Series C Preferred Stock upon any liquidation, dissolution or winding up of the Corporation, the Series C Preferred Stock shall be retired and canceled and the holders thereof shall cease to have any continuing interest in the Corporation in their capacity as holders of Series C Preferred Stock.

       2.4 NOTICE. Written notice of any liquidation, dissolution or winding up and any related distribution, stating the payment date and the place where said payments shall be made, shall be given by mail, postage prepaid, or by telecopy to non-U.S. residents, not less than 20 days prior to the payment date stated therein, to the holders of Series C Preferred Stock, such notice to be addressed to each such holder at its address as shown on the records of the Corporation. Written notice of any election by the holders of the Series C Preferred Stock to not treat a merger, consolidation or sale or transfer of assets under SECTION 2.1 hereof as a liquidation shall be given by the electing holders to the Corporation not less than 5 days prior to the payment date stated in the Corporation's notice.

SECTION 3.    CONVERSION

       The holders of Series C Preferred Stock shall have the following conversion rights (the "Series C Conversion Rights"):

       3.1    RIGHT TO CONVERT; AUTOMATIC CONVERSION

       A. Subject to SECTION 3.3, each share of Series C Preferred Stock shall be convertible at any time before a liquidating payment is made to the holder of such Series C Preferred Stock pursuant to SECTION 2 hereof, at the option of the holder thereof, at the office of the Corporation or any transfer agent for such shares, into the number of fully paid and nonassessable shares of Common Stock provided for below.

       B. Each share of Series C Preferred Stock shall be convertible into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Series C Issue Price by the Series C Conversion Price, determined as hereafter provided, in effect at the time of conversion, which result will be rounded to the nearest one-hundredth of a share. The initial Series C Conversion Price shall be $4.36 per share, provided, however, that the Series C Conversion Price shall be subject to adjustment as set forth in SECTION 3.3 below.

       C. Each share of Series C Preferred Stock shall automatically and immediately be converted into shares of Common Stock at the Series C Conversion Price upon the consummation of a public offering of Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended, provided that the public offering price of the Common Stock shall be at least $6.00 per share (subject to appropriate adjustment for stock splits, stock combinations, stock dividends, reclassifications and similar other events affecting the Common Stock) and the gross offering proceeds to the Corporation and selling stockholders, if any, from such offering shall be at least $15,000,000.

       The holders of the Series C Preferred Stock shall be given prompt written notice of any event, including a filing by the Corporation of a registration statement, that by itself could result in an automatic conversion pursuant hereto.

       3.2 MECHANICS OF CONVERSION. Before any holder of shares of Series C Preferred Stock shall be entitled to convert the same into shares of Common Stock (or, in the case of an automatic conversion under SECTION 3.1.C, to obtain the certificates for the Common Stock into which the Series C Preferred Stock shall have been converted), such holder shall surrender the certificates for the shares of Series C Preferred Stock, duly endorsed, at the office of the Corporation or of any transfer agent for such shares (or the holder shall notify the Corporation or its transfer agent that such certificate has been lost, stolen or destroyed and execute an agreement in form and substance reasonably satisfactory to the Corporation to indemnify the Corporation for any loss incurred by the Corporation in connection therewith), and shall give written notice to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued.
(A holder of Series C Preferred Stock may not effect a transfer of shares pursuant to conversion unless all applicable restrictions on transfer are complied with.) The Corporation shall, as soon as practicable, issue and deliver at such office to such holder of shares of Series C Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as provided above. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the certificate or certificates (or the indemnification agreement referred to above) representing the shares of Series C Preferred Stock being converted (except in the case of an automatic conversion under SECTION 3.1.C, which shall be effective on the date of the event giving rise thereto), and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. In case the number of shares of Series C Preferred Stock represented by the certificate or certificates surrendered exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Series C Preferred Stock represented by the certificate or certificates surrendered which are not to be converted.

       3.3 CONVERSION PRICE ADJUSTMENTS. The Series C Conversion Price shall be subject to adjustment from time to time as follows:

       A.     (1)    If the Corporation shall issue or sell any Additional
Stock (as defined below), or engage in a transaction which is deemed to involve the issuance or sale of Additional Stock, for a consideration per share less than the Series C Conversion Price in effect immediately prior to the issuance or sale of such Additional Stock, then such Series C Conversion Price in effect immediately prior to each such issuance or sale shall (except as otherwise provided in this clause (1)) be adjusted to a price determined by dividing (X) an amount equal to the sum of (a) the product derived by multiplying the Series C Conversion Price in effect immediately prior to such issue or sale times the number of shares of Common Stock outstanding immediately prior to such issue or sale, plus (b) the consideration, if any, received by or deemed to have been received by the Corporation upon such issue or sale, by (Y) an amount equal to the sum of (c) the number of shares of Common Stock outstanding immediately prior to such issue or sale, plus (d) the number of shares of Common Stock issued or sold or deemed to have been issued or sold in such issue or sale. The number of shares of Common Stock outstanding for purposes of clauses (X) and (Y) immediately above shall include any shares of Common Stock issuable (i) upon conversion of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock or the Series E Preferred Stock,
(ii) upon exercise of any warrants outstanding on the Effective Date to purchase shares of Common Stock (subject to appropriate adjustment for stock splits, stock combinations, stock dividends, reclassifications and similar events affecting the Common Stock), (iii) upon the exercise of any options granted to employees, advisors, officers, directors and consultants of, and other persons performing services for, the Corporation in connection with their advisory or other relationship with the Corporation pursuant to option plans approved by the Board of Directors of the Corporation, and (iv) upon exercise and/or conversion or exchange of options, rights or convertible or exchangeable securities as provided in SECTION 3.3.A(5).

       (2) No adjustment of the Series C Conversion Price shall be made in an amount less than one cent per share, provided that any adjustment that is not required to be made by reason of this sentence shall be carried forward and taken into account in any subsequent adjustment.

       (3) In the case of the issuance or sale of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof and excluding any amounts paid or payable by the purchaser for interest or dividends accrued but unpaid through the date of purchase.

       (4) In the case of the issuance or sale of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined in good faith by the Board of Directors.

       (5) In the case of the issuance, grant or sale (whether directly or by assumption on a merger or otherwise) after the Effective Date of (i) options to purchase or rights to subscribe for Common Stock (whether or not immediately exercisable), (ii) securities by their terms convertible into or exchangeable for Common Stock (whether or not immediately convertible or exchangeable) or
(iii) options to purchase or rights to subscribe for such convertible or exchangeable securities (where the shares of Common Stock issuable upon exercise of such options or rights or upon conversion or exchange of such securities are not excluded from the definition of Additional Stock) (whether or not immediately exercisable convertible or exchangeable), if such options, rights or convertible or exchangeable securities provide for a consideration per share of Additional Stock (determined as provided in this SECTION 3.3) less than the Series C Conversion Price (as in effect immediately prior to such issuance, grant or sale), then the following provisions shall apply:

              (a) The aggregate maximum number of shares of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in SECTIONS 3.3.A(3) AND 3.3.A(4)), if any, received by the Corporation upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby. Whenever this SECTION 3 refers to options, such terms shall include warrants.

              (b) The aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the Corporation upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in SECTIONS 3.3.A(3) AND 3.3.A(4)).

              (c) In the event of any change in the number of shares of Common Stock deliverable upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the antidilution provisions thereof, the Series C Conversion Price in effect at the time shall forthwith be readjusted to such Conversion Price as would have obtained had the adjustment that was made upon the issuance of such options, rights or securities not converted prior to such change or the options or rights related to such securities not converted prior to such change had been made upon the basis of such change, but no further adjustment shall be made for the actual issuance of Common Stock upon the exercise of any such options or rights or the conversion or exchange of such securities and in any event such adjustment shall not result in a Series C Conversion Price greater than the Series C Conversion Price as in effect on the original adjustment date immediately preceding such original adjustment (as otherwise appropriately adjusted for stock splits, stock combinations, stock dividends, reclassifications and similar events affecting the Series C Preferred Stock).

              (d) In the event of any change in the exercise price deliverable upon exercise of such options or rights or the conversion or exchange price or ratio deliverable upon or to be utilized in connection with any such conversion of or exchange for such convertible or exchangeable securities, the Series C Conversion Price in effect at the time shall forthwith be readjusted to such Conversion Price as would have been obtained had the adjustment that was made upon the issuance of such options, rights or securities not exercised, converted or exchanged prior to such change been made upon the basis of such change, but no further adjustment shall be made for the actual issuance of Common

       Stock upon the exercise of any such options or rights or the conversion or exchange of such securities and in any event such adjustment shall not result in a Series C Conversion Price greater than the Series C Conversion Price as in effect on the original adjustment date immediately preceding such original adjustment (as otherwise appropriately adjusted for stock splits, stock combinations, stock dividends, reclassifications and similar events affecting the Series C Preferred Stock).

              (e) Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Series C Conversion Price shall forthwith be readjusted to such Conversion Price as would have obtained had the adjustment which was made upon the issuance of such options, rights or securities or options or rights related to such securities been made upon the basis of the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities, and in any event such adjustment shall not result in a Series C Conversion Price greater than the Series C Conversion Price as in effect on the original adjustment date immediately preceding such original adjustment (as otherwise appropriately adjusted for stock splits, stock combinations, stock dividends, reclassifications and similar events affecting the Series C Preferred Stock).

       B. "Effective Date" with respect to the Series C Preferred Stock means the date on which the Certificate of Designation establishing the Series E Preferred Stock is filed in the office of the Secretary of State of Delaware.

       C. "Additional Stock" shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to SECTION 3.3.A(5)) by the Corporation after the Effective Date other than:

       (1)    Common Stock issued pursuant to a transaction described in
SECTION 3.3.D.

       (2) Common Stock issued or issuable upon conversion of the shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock.

       (3) Common Stock issued or issuable pursuant to (i) warrants outstanding as of the Effective Date or (ii) options granted to employees, advisors, officers, directors and consultants of, and other persons performing services for, the Corporation in connection with their advisory or other relationship with the Corporation pursuant to option plans approved by the Board of Directors of the Corporation, but not to exceed 2,300,000 shares (subject to appropriate adjustment for stock splits, stock combinations, stock dividends, reclassifications and similar events affecting the Common Stock) (including, without limitation, pursuant to options outstanding as of the Effective Date) less that number of shares of Common Stock previously issued pursuant to such option plans as of the date such exclusion is being determined.

       D. In the event the Corporation should at any time or from time to time after the Effective Date fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend, distribution, split or subdivision, if no record date is fixed), the Series C Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share shall be increased in proportion to such increase of outstanding shares of Common Stock determined by taking SECTION 3.3.A(5) into account.

       E. If the number of shares of Common Stock outstanding at any time after the Effective Date is decreased by a combination of the outstanding shares of Common Stock, then, as of the record date of such combination, the Series C Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each such share shall be decreased in proportion to such decrease in outstanding shares of Common Stock.

       3.4 OTHER DISTRIBUTIONS. In the event the Corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in SECTION 3.3.C, then, in each such case for the purpose of this SECTION 3.4, the holders of the Series C Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of Series C Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution.

       3.5 RECAPITALIZATION. If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this SECTION 3), provision shall be made (in form and substance satisfactory to holders representing not less than 66-2/3% of the Series C Preferred Stock then outstanding) so that the holders of the Series C Preferred Stock shall thereafter be entitled to receive, upon conversion of the Series C Preferred Stock, such shares or other securities or property of the Corporation or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section with respect to the rights of the holders of the Series C Preferred Stock after the recapitalization to the end that the provisions of this Section (including adjustments of the Series C Conversion Price then in effect and the number of shares issuable upon conversion of shares of Series C Preferred Stock) shall be applicable after that event as nearly equivalent as may be practicable.

       3.6 NO IMPAIRMENT. The Corporation shall not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but shall at all times in good faith assist in the carrying out of all the provisions of this Section and in the taking of all such action as may be necessary or appropriate in order to protect the Series C Conversion Rights of the holders of the Series C Preferred Stock against impairment; provided that in any event, any provisions of this Section may be amended with the approval of holders representing not less than 66-2/3% of the outstanding shares of Series C Preferred Stock (in addition to all other approvals required by law).

       3.7    FRACTIONAL SHARES AND CERTIFICATE AS TO ADJUSTMENTS.

       A. In lieu of issuing fractional shares upon a conversion of Series C Preferred Stock, the Corporation may (but unless otherwise required by applicable law shall not be obligated to) pay cash equal to the fraction multiplied by the then fair market value of a share of Common Stock, as determined by the Board. Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of shares of Series C Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

       B. Upon the occurrence of each adjustment of the Series C Conversion Price pursuant to this Section, the Corporation, at its expense, shall promptly compute such adjustment in accordance with the terms hereof and prepare and furnish to each holder of shares of Series C Preferred Stock a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based.

       3.8 NOTICES OF RECORD DATE. In the event of any taking by the Corporation of a record of its stockholders for the purpose of determining stockholders who are entitled to approve or disapprove of any consolidation or merger to which the Corporation is a party or who are entitled to receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each holder of shares of Series C Preferred Stock, at least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution, right, merger or consolidation and the amount, character and terms of such dividend, distribution, right, merger or consolidation.

       3.9 RESERVATION OF COMMON STOCK ISSUABLE UPON CONVERSION. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Series C Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series C Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series C Preferred Stock, the Corporation shall take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose. Before taking any action which would cause an adjustment reducing the Series C Conversion Price below the par value (if any) of the shares of Common Stock deliverable upon conversion of the shares of Series C Preferred Stock, the Corporation shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and non-assessable shares of Common Stock at such adjusted Series C Conversion Price.

       3.10 TRANSFER TAXES, ETC. The Corporation shall pay any and all documentary stamp, issue or transfer taxes, and any similar taxes payable in respect of the issue or delivery of shares of Common Stock upon conversions of shares of Series C Preferred Stock pursuant hereto; provided, however, that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock in a name other than that of the holder of the shares of Series C Preferred Stock to be converted and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

       3.11 NOTICES. Any notice required by the provisions of this Section to be given to the holders of shares of Series C Preferred Stock shall be deemed to be delivered when deposited in the United States mail, postage prepaid, registered or certified, and addressed to each holder of record at the address of such holder appearing on the stock transfer books of the Corporation.

       3.12 TREASURY SHARES. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the disposition by the Corporation of any such shares shall be considered an issue or sale of Common Stock for purposes of this SECTION 3 and SECTION 4.

SECTION 4.    VOTING RIGHTS

       4.1 GENERAL. Except as provided in SECTIONS 4.2 and elsewhere in this Certificate of Designation, Preferences and Rights, in the Certificate of Incorporation of the Corporation, or in one or more other Certificates of Designation of the Corporation, and except as otherwise required by law, the holders of the Series C Preferred Stock shall vote with the holders of the Common Stock and any other series of convertible Preferred Stock granted voting rights on an "as-if-converted" basis, such that each holder of Series C Preferred Stock shall have a number of votes equal to the number of whole shares of Common Stock into which the Series C Preferred Stock held by such holder is at the time convertible.

       4.2. PROTECTIVE PROVISIONS. Beginning as of the date shares of Series C Preferred Stock are first issued and outstanding:

       A. And for so long as there remain issued and outstanding not less than 4,074,674 shares of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock (subject to appropriate adjustment for stock splits, stock combinations, stock dividends, reclassifications and similar other events affecting the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock or the Series E Preferred Stock), the Corporation shall not without the affirmative vote or consent of holders representing at least 75% of the outstanding shares of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock, voting together as a single class, and in addition to any vote otherwise required by the Law:

       (1) Create, authorize, issue or sell any shares of capital stock or any other securities of the Corporation, other than (a) shares of Common Stock issued upon conversion of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock or the Series E Preferred Stock; (b) shares of Common Stock which may be issued to employees, advisors, officers, directors and consultants of, and other persons performing services for, the Corporation in connection with their advisory or other relationship with the Corporation pursuant to option plans approved by the Board of Directors of the Corporation, but not to exceed 2,300,000 shares (subject to appropriate adjustment for stock splits, stock combinations, stock dividends, reclassifications and similar events affecting the Common Stock) (including, without limitation, pursuant to options outstanding as of the Effective Date) less that number of shares of Common Stock previously issued pursuant to such option plans, as of the date of such determination; (c) Common Stock issuable pursuant to warrants outstanding on the Effective Date, including the warrants issued to the purchasers of the Series C Preferred Stock and the warrants to be issued to Chestnut Partners, and (d) pursuant to one or more transactions (other than transactions pursuant to which an employee, advisor, officer, director, consultant of or other person performing services for the Corporation will be issued shares of Common Stock (or options to purchase Common Stock) as direct or indirect compensation for services rendered or to be rendered or otherwise in connection with their advisory or other relationship with the Corporation) that do not in the aggregate result in an issuance, sale or grant of shares of Common Stock or other securities convertible into, exchangeable for or exercisable for shares of Common Stock aggregating more than 637,625 shares of Common Stock (subject to appropriate adjustment for stock splits, stock combinations, stock dividends, reclassifications and similar events affecting the Common Stock), provided that the price per share of Common Stock (determined as provided in SECTION 3) and, if applicable, such other security, is not less than the fair market value of a share of Common Stock and, if applicable, such other security, as determined in good faith by the Board of Directors.

       (2) Approve, authorize or permit any issuance or sale of capital stock by a Subsidiary other than to the Corporation in the case of a wholly-owned subsidiary. As used in this SECTION 4.2, the term "Subsidiary" shall mean any corporation, partnership, trust or other entity of which the Corporation and/or any of the Corporation's Subsidiaries directly or indirectly owns and has the right to vote at the time a majority of the outstanding shares of the voting securities of such corporation, partnership, trust or other entity.

       (3) Consolidate or merge into or with any other entity or entities, or sell, transfer or otherwise dispose of all or substantially all of the Corporation's assets or approve or authorize any such consolidation, merger, sale, transfer or disposition by any Subsidiary.

       (4) Declare or pay any dividend or other distribution (as defined in SECTION 1.2) payable in cash or property (other than a dividend payable in shares of Common Stock on Common Stock) on the outstanding shares of capital stock other than on the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, the Series E Preferred Stock or stock senior to or in parity with the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock with respect to dividends pursuant to the terms thereof that are issued in accordance with SECTION 4.2.B(3) or approve, authorize or permit the declaration or payment of any dividend or other distribution on the outstanding capital stock of any Subsidiary other than a wholly-owned subsidiary.

       (5) Apply any of the Corporation's assets or approve, authorize or permit any Subsidiary to apply its assets to the redemption, retirement, repurchase or acquisition, directly or indirectly through one or more Subsidiaries or otherwise, of any shares of capital stock of the Corporation other than redemptions, retirements, repurchases and acquisitions of (i) shares of capital stock made pursuant to the terms thereof that are issued in accordance with SECTION 4.2.B(3) hereof, and (ii) shares of capital stock approved by the Board from employees, advisors, officers, directors and consultants of, and persons performing services for, the Corporation or its subsidiaries upon termination of employment or association with the Corporation.

       (6) Subject to SECTION 4.2.B(2) amend, alter or repeal any provision of, or add any provision to, the Certificate of Incorporation of the Corporation.

       (7) Enter into, permit or acquiesce in any liquidation, dissolution or winding up of the Corporation.

       (8)    Acquire any other business.

       B. And for so long as there remain issued and outstanding any shares of Series C Preferred Stock, without the affirmative vote or consent of holders representing at least 66-2/3% of the outstanding shares of Series C Preferred Stock, and in addition to any vote otherwise required by the Law:

       (1) Amend, alter or repeal the rights, preferences, privileges, or restrictions of such Series C Preferred Stock or effect any reclassification of the Series C Preferred Stock.

       (2) Amend, alter or repeal any provision of, or add any provision to, the Certificate of Incorporation or By-laws of the Corporation if such change could reasonably be expected to adversely affect the holders of the Series C Preferred Stock in any respect, provided that subject to SECTION 4.2.A(1) the immediately foregoing shall not prohibit the adoption and filing of one or more additional Certificates of Designation for Preferred Stock not otherwise prohibited by SECTION 4.2.B(3).

       (3) Create, authorize, issue or sell (including but not limited to by way of reclassification or in connection with the creation of any convertible indebtedness) any shares of any other class or series of shares providing for (i) dividends or other distributions on a preferred or parity basis to the Series C Preferred Stock,
(ii) dividends at a rate greater than the dividend rate for the Series C Preferred Stock, (iii) redemption rights or (iv) liquidation privileges senior to, or on a parity with, the Series C Preferred Stock, or senior to the Common Stock in excess of the sum of the original purchase price thereof plus accrued dividends.

SECTION 5.    REISSUANCES

       5.1 NO REISSUANCE OF SERIES C PREFERRED STOCK. No shares of Series C Preferred Stock which have been converted into Common Stock or otherwise cease to be outstanding shall be reissued by the Corporation; provided, however, that each such share, after being retired and canceled, shall be restored to the status of an authorized but unissued share of Preferred Stock without designation as to series and may thereafter be issued as a share of Preferred Stock not designated as Series C Preferred Stock.

                    CERTIFICATE OF DESIGNATION, PREFERENCES
                             AND RIGHTS OF SERIES D
                          CONVERTIBLE PREFERRED STOCK
                                       OF
                              ILEX ONCOLOGY, INC.

       ILEX Oncology, Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Law"), does hereby certify:

       A. The Certificate of Incorporation of the Corporation fixes the total number of shares of all classes of capital stock which the Corporation shall have the authority to issue at 60,000,000 shares, of which 20,000,000 shares shall be shares of Preferred Stock, par value $.01 per share ("Preferred Stock"), and 40,000,000 shares shall be shares of Common Stock, par value $.01 per share ("Common Stock").

       B. On November 8, 1996, the Corporation filed with the Secretary of State of the State of Delaware its Certificate of Designation, Preferences and Rights of Series D Convertible Preferred Stock, thereby providing for an issue of a series of the preferred stock consisting of 199,601 shares designated as "Series D Convertible Preferred Stock ("Series D Preferred Stock").

       C. The Corporation by action of its Board of Directors and stockholders, including the holders of its Series D Convertible Preferred Stock, has duly authorized and approved an amendment and restatement of the Certificate of Designation, Preferences and Rights of Series D Convertible Preferred Stock such that the terms of the Series D Preferred Stock as amended and restated shall be as set forth in this Certificate of Designation, Preferences of the Series D Convertible Preferred Stock.

       RESOLVED, that the preferences and relative participating, optional and other special rights, and qualifications, limitations and restrictions, thereof, of the Series D Preferred Stock that consists of 199,601 shares are hereby amended and restated as follows:

SECTION  1.   DIVIDENDS

       1.1 The holders of shares of outstanding Series D Preferred Stock shall be entitled to receive in any fiscal year, when and as declared by the Board of Directors of the Corporation (the "Board"), out of assets of the Corporation legally available therefor, distributions (as defined below) on a pro rata basis in cash at the annual rate of $0.4008 per share (subject to appropriate adjustment for stock splits, stock combinations, stock dividends, reclassifications and similar other events affecting the Series D Preferred Stock). Such distributions shall accrue from day to day, whether or not earned or declared, and shall be cumulative from November 11, 1996, and shall be payable quarterly or otherwise as the Board may from time to time determine. Distributions may be declared and paid upon Common Stock and other shares of the Corporation ranking junior to the Series D Preferred Stock as to distributions in any fiscal year of the Corporation, only if full cumulative distributions shall have been paid to or declared upon and set apart for all shares of Series D Preferred Stock at such annual rate through the date of distribution. With respect to distributions declared and paid upon Common Stock, the Series D Preferred Stock shall also be entitled to participate in and receive distributions on an "as-if-converted" basis. For purposes of the distributions provided for by this SECTION 1, the Corporation's Series A Convertible Preferred Stock, $.01 par value per share ("Series A Preferred Stock"), the Corporation's Series B Convertible Preferred Stock, $.01 par value per share ("Series B Preferred Stock"), the Corporation's Series C Convertible Preferred Stock. $.01 par value per share ("Series C Preferred Stock") and the Corporation's Series E Convertible Preferred Stock, $.01 par value per share ("Series E Preferred Stock"), shall be considered equal to, and not senior or junior to, the Series D Preferred Stock and shall be entitled to distributions with the Series D Preferred Stock in proportion to the relative amounts of dividends accrued on the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock. Any holder of shares of Series D Preferred Stock whose shares of Series D Preferred Stock are converted pursuant to SECTION 3 hereof shall, upon such conversion, forfeit and cease to have any claim to any accrued but unpaid dividends under this SECTION 1 with respect to such converted shares.

       1.2 For purposes of this SECTION 1, unless the context otherwise requires, "distribution" shall mean the transfer of cash or property without consideration, whether by way of dividend or otherwise, payable other than in Common Stock on Common Stock, or the purchase or redemption of shares of the Corporation (other than redemptions, retirements, repurchases or acquisitions of Common Stock authorized pursuant to the terms of SECTION 4.2.A(5) hereof and redemptions, retirements, repurchases or acquisitions of capital stock pursuant to terms approved by the Board from employees, advisors, officers, directors and consultants of, and persons performing services for, the Corporation or its subsidiaries upon termination of employment or association) for cash or property, including any such transfer, purchase or redemption by a subsidiary of the Corporation. Notwithstanding the foregoing, the term "distribution" shall not be deemed to include any distribution made in connection with any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

SECTION 2.    LIQUIDATION PREFERENCE

       2.1 LIQUIDATION. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of each share of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, which, for purposes of this SECTION 2, such Series B Preferred Stock, Series C Preferred Stock and Series E Preferred Stock shall be considered equal to, and not senior or junior to the Series D Preferred Stock, shall be entitled, before any distribution or payment is made upon any share of Common Stock, Series A Preferred Stock or any other class or series of the Corporation's capital stock ranking junior as to liquidation rights to the Series D Preferred Stock (but after preferential distributions or payments required to be made on any other securities of the Corporation senior to the Series D Preferred Stock), to be paid with respect to each share of Series D Preferred Stock outstanding, an amount per share equal to the sum of $5.01 per share (subject to appropriate adjustment for stock splits, stock combinations, stock dividends, reclassifications and similar other events affecting the Series D Preferred Stock) (the "Series D Issue Price") plus any dividends on a share of Series D Preferred Stock provided for by SECTION 1.1 hereof that are accrued but are unpaid through the date of distribution to the holders of the outstanding shares of the Series D Preferred Stock in connection with such liquidation, dissolution or winding up (the sum of such amounts payable with respect to one share of the Series D Preferred Stock being sometimes referred to as the "Series D Liquidation Preference"); provided, however, that the consolidation or merger of the Corporation into or with any corporation or corporations (other than a merger with another corporation in which the Corporation is the surviving corporation and which does not result in any reclassification or change in the terms of outstanding shares of the Corporation's stock of any class or series, whether now or hereafter authorized, and after which the holders of capital stock of the Corporation immediately preceding such transaction are the holders of at least fifty-one percent (51%) of the shares of Common Stock immediately following such transaction (treating all securities of the Corporation convertible into or exchangeable for shares of Common Stock as having been fully converted and exchanged and all options, warrants and other rights to acquire shares of Common Stock or securities convertible into or exchangeable for Common Stock as having been fully exercised and converted or exchanged)), or the sale or transfer by the Corporation of all or substantially all of its assets, shall be deemed to be a liquidation for purposes of this SECTION 2 unless holders representing not less than 66-2/3% of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock, together as a single class, elect by written consent not to treat such transaction as a liquidation. If upon a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock (and any other preferred stock of the Corporation ranking on parity with the Series D Preferred Stock in the event of a liquidation, dissolution or winding up of the Corporation) shall be insufficient to permit payments in full to the holders of Series D Preferred Stock of the Series D Liquidation Preference, then all assets of the Corporation available for distribution to stockholders after the Corporation has made preferential distributions or payments required to be made on any other securities of the Corporation senior to the Series D Preferred Stock shall be distributed ratably, in accordance with the liquidation preference rights of the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock, among the holders of the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock (and any other preferred stock of the Corporation ranking on parity with the Series D Preferred Stock in the event of a liquidation, dissolution or winding up of the Corporation).

       2.2 OTHER DISTRIBUTIONS. Upon any liquidation, dissolution or winding up of the Corporation, immediately after the holders of Series D Preferred Stock and any other series of Preferred Stock shall have been paid in full any preferred stock liquidation preferences (including the Series D Liquidation Preference and the liquidation preference for the Series A Preferred Stock, the Series B Preferred Stock, the Series E Preferred Stock) that they are respectively entitled to, the remaining assets of the Corporation available for distribution shall be distributed to the holders of Common Stock and the holders of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock in proportion to the number of shares of Common Stock deemed to be held on an "as-if-converted" basis.

       2.3 TERMINATION OF SERIES D PREFERRED STOCK. In the event the distributions provided for by this SECTION 2 are made to the holders of Series D Preferred Stock upon any liquidation, dissolution or winding up of the Corporation, the Series D Preferred Stock shall be retired and canceled and the holders thereof shall cease to have any continuing interest in the Corporation in their capacity as holders of Series D Preferred Stock.

       2.4 NOTICE. Written notice of any liquidation, dissolution or winding up and any related distribution, stating the payment date and the place where said payments shall be made, shall be given by mail, postage prepaid, or by telecopy to non-U.S. residents, not less than 20 days prior to the payment date stated therein, to the holders of Series D Preferred Stock, such notice to be addressed to each such holder at its address as shown on the records of the Corporation. Written notice of any election by the holders of the Series D Preferred Stock to not treat a merger, consolidation or sale or transfer of assets under SECTION 2.1 hereof as a liquidation shall be given by the electing holders to the Corporation not less than five days prior to the payment date stated in the Corporation's notice.

SECTION 3.    CONVERSION

       The holders of Series D Preferred Stock shall have the following conversion rights (the "Series D Conversion Rights"):

       3.1    RIGHT TO CONVERT; AUTOMATIC CONVERSION

       A. Subject to SECTION 3.3, each share of Series D Preferred Stock shall be convertible at any time before a liquidating payment is made to the holder of such Series D Preferred Stock pursuant to SECTION 2 hereof, at the option of the holder thereof, at the office of the Corporation or any transfer agent for such shares, into the number of fully paid and nonassessable shares of Common Stock provided for below.

       B. Each share of Series D Preferred Stock shall be convertible into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Series D Issue Price by the Series D Conversion Price, determined as hereafter provided, in effect at the time of conversion, which result will be rounded to the nearest one-hundredth of a share. The initial Series D Conversion Price shall be $5.01 per share, provided, however, that the Series D Conversion Price shall be subject to adjustment as set forth in SECTION 3.3 below.

       C. Each share of Series D Preferred Stock shall automatically and immediately be converted into shares of Common Stock at the Series D Conversion Price upon the consummation of a public offering of Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended, provided that the public offering price of the Common Stock shall be at least $6.00 per share (subject to appropriate adjustment for stock splits, stock combinations, stock dividends, reclassifications and similar other events affecting the Common Stock) and the gross offering proceeds to the Corporation and selling stockholders, if any, from such offering shall be at least $15,000,000.

       The holders of the Series D Preferred Stock shall be given prompt written notice of any event, including a filing by the Corporation of a registration statement, that by itself could result in an automatic conversion pursuant hereto.

       3.2 MECHANICS OF CONVERSION. Before any holder of shares of Series D Preferred Stock shall be entitled to convert the same into shares of Common Stock (or, in the case of an automatic conversion under SECTION 3.1.C, to obtain the certificates for the Common Stock into which the Series D Preferred Stock shall have been converted), such holder shall surrender the certificates for the shares of Series D Preferred Stock, duly endorsed, at the office of the Corporation or of any transfer agent for such shares (or the holder shall notify the Corporation or its transfer agent that such certificate has been lost, stolen or destroyed and execute an agreement in form and substance reasonably satisfactory to the Corporation to indemnify the Corporation for any loss incurred by the Corporation in connection therewith), and shall give written notice to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued.
(A holder of Series D Preferred Stock may not effect a transfer of shares pursuant to conversion unless all applicable restrictions on transfer are complied with.) The Corporation shall, as soon as practicable, issue and deliver at such office to such holder of shares of Series D Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as provided above. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the certificate or certificates (or the indemnification agreement referred to above) representing the shares of Series D Preferred Stock being converted (except in the case of an automatic conversion under SECTION 3.1.C, which shall be effective on the date of the event giving rise thereto), and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. In case the number of shares of Series D Preferred Stock represented by the certificate or certificates surrendered exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Series D Preferred Stock represented by the certificate or certificates surrendered which are not to be converted.

       3.3 CONVERSION PRICE ADJUSTMENTS. The Series D Conversion Price shall be subject to adjustment from time to time as follows:

       A.     (1)    If the Corporation shall issue or sell any Additional
Stock (as defined below), or engage in a transaction which is deemed to involve the issuance or sale of Additional Stock, for a consideration per share less than the Series D Conversion Price in effect immediately prior to the issuance or sale of such Additional Stock, then such Series D Conversion Price in effect immediately prior to each such issuance or sale shall (except as otherwise provided in this clause (1)) be adjusted to a price determined by dividing (X) an amount equal to the sum of (a) the product derived by multiplying the Series D Conversion Price in effect immediately prior to such issue or sale times the number of shares of Common Stock outstanding immediately prior to such issue or sale, plus (b) the consideration, if any, received by or deemed to have been received by the Corporation upon such issue or sale, by (Y) an amount equal to the sum of (c) the number of shares of Common Stock outstanding immediately prior to such issue or sale, plus (d) the number of shares of Common Stock issued or sold or deemed to have been issued or sold in such issue or sale. The number of shares of Common Stock outstanding for purposes of clauses (X) and (Y) immediately above shall include any shares of Common Stock issuable (i) upon conversion of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock or the Series E Preferred Stock, (ii) upon exercise of any warrants outstanding on the Effective Date to purchase shares of Common Stock (subject to appropriate adjustment for stock splits, stock combinations, stock dividends, reclassifications and similar events affecting the Common Stock), (iii) upon the exercise of any options granted to employees, advisors, officers, directors and consultants of, and other persons performing services for, the Corporation in connection with their advisory or other relationship with the Corporation pursuant to option plans approved by the Board of Directors of the Corporation, and (iv) upon exercise and/or conversion or exchange of options, rights or convertible or exchangeable securities as provided in SECTION 3.3.A(5).

       (2) No adjustment of the Series D Conversion Price shall be made in an amount less than one cent per share, provided that any adjustment that is not required to be made by reason of this sentence shall be carried forward and taken into account in any subsequent adjustment.

       (3) In the case of the issuance or sale of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof and excluding any amounts paid or payable by the purchaser for interest or dividends accrued but unpaid through the date of purchase.

       (4) In the case of the issuance or sale of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined in good faith by the Board of Directors.

       (5) In the case of the issuance, grant or sale (whether directly or by assumption on a merger or otherwise) after the Effective Date of (i) options to purchase or rights to subscribe for Common Stock (whether or not immediately exercisable), (ii) securities by their terms convertible into or exchangeable for Common Stock (whether or not immediately convertible or exchangeable) or
(iii) options to purchase or rights to subscribe for such convertible or exchangeable securities (where the shares of Common Stock issuable upon exercise of such options or rights or upon conversion or exchange of such securities are not excluded from the definition of Additional Stock) (whether or not immediately exercisable convertible or exchangeable), if such options, rights or convertible or exchangeable securities provide for a consideration per share of Additional Stock (determined as provided in this SECTION 3.3) less than the Series D Conversion Price (as in effect immediately prior to such issuance, grant or sale), then the following provisions shall apply:

              (a) The aggregate maximum number of shares of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common

       Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in SECTIONS 3.3.A(3) AND 3.3.A(4)), if any, received by the Corporation upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby. Whenever this SECTION 3 refers to options, such terms shall include warrants.

              (b) The aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the Corporation upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in SECTIONS 3.3.A(3) AND 3.3.A(4)).

              (c) In the event of any change in the number of shares of Common Stock deliverable upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the antidilution provisions thereof, the Series D Conversion Price in effect at the time shall forthwith be readjusted to such Conversion Price as would have obtained had the adjustment that was made upon the issuance of such options, rights or securities not converted prior to such change or the options or rights related to such securities not converted prior to such change had been made upon the basis of such change, but no further adjustment shall be made for the actual issuance of Common Stock upon the exercise of any such options or rights or the conversion or exchange of such securities and in any event such adjustment shall not result in a Series D Conversion Price greater than the Series D Conversion Price as in effect on the original adjustment date immediately preceding such original adjustment (as otherwise appropriately adjusted for stock splits, stock combinations, stock dividends, reclassifications and similar events affecting the Series D Preferred Stock).

              (d) In the event of any change in the exercise price deliverable upon exercise of such options or rights or the conversion or exchange price or ratio deliverable upon or to be utilized in connection with any such conversion of or exchange for such convertible or exchangeable securities, the Series D Conversion Price in effect at the time shall forthwith be readjusted to such Conversion Price as would have been obtained had the adjustment that was made upon the issuance of such options, rights or securities not exercised, converted or exchanged prior to such change been made upon the basis of such change, but no further adjustment shall be made for the actual issuance of Common Stock upon the exercise of any such options or rights or the conversion or exchange of such securities and in any event such adjustment shall not result in a Series D Conversion

       Price greater than the Series D Conversion Price as in effect on the original adjustment date immediately preceding such original adjustment (as otherwise appropriately adjusted for stock splits, stock combinations, stock dividends, reclassifications and similar events affecting the Series D Preferred Stock).

              (e) Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Series D Conversion Price shall forthwith be readjusted to such Conversion Price as would have obtained had the adjustment which was made upon the issuance of such options, rights or securities or options or rights related to such securities been made upon the basis of the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities, and in any event such adjustment shall not result in a Series D Conversion Price greater than the Series D Conversion Price as in effect on the original adjustment date immediately preceding such original adjustment (as otherwise appropriately adjusted for stock splits, stock combinations, stock dividends, reclassifications and similar events affecting the Series D Preferred Stock).

       B. "Effective Date" with respect to the Series D Preferred Stock means the date on which the Certificate of Designation establishing the Series E Preferred Stock (the "Certificate of Designation") is filed in the office of the Secretary of State of Delaware.

       C. "Additional Stock" shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to SECTION 3.3.A(5) by the Corporation after the Effective Date other than:

       (1)    Common Stock issued pursuant to a transaction described in
SECTION 3.3.D.

       (2) Common Stock issued or issuable upon conversion of the shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock.

       (3) Common Stock issued or issuable pursuant to (i) warrants outstanding as of the Effective Date, or (ii) options granted to employees, advisors, officers, directors and consultants of, and other persons performing services for, the Corporation in connection with their advisory or other relationship with the Corporation pursuant to option plans approved by the Board of Directors of the Corporation, but not to exceed 2,300,000 shares (subject to appropriate adjustment for stock splits, stock combinations, stock dividends, reclassifications and similar events affecting the Common Stock) (including, without limitation, pursuant to options outstanding as of the Effective Date) less that number of shares of Common Stock previously issued pursuant to such option plans as of the date such exclusion is being determined.

       D. In the event the Corporation should at any time or from time to time after the Effective Date fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend, distribution, split or subdivision, if no record date is fixed), the Series D Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share shall be increased in proportion to such increase of outstanding shares of Common Stock determined by taking SECTION 3.3.A(5) into account.

       E. If the number of shares of Common Stock outstanding at any time after the Effective Date is decreased by a combination of the outstanding shares of Common Stock, then, as of the record date of such combination, the Series D Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each such share shall be decreased in proportion to such decrease in outstanding shares of Common Stock.

       3.4 OTHER DISTRIBUTIONS. In the event the Corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in SECTION 3.3.C, then, in each such case for the purpose of this SECTION 3.4, the holders of the Series D Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of Series D Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution.

       3.5 RECAPITALIZATION. If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this SECTION 3), provision shall be made (in form and substance satisfactory to holders representing not less than 66-2/3% of the Series D Preferred Stock then outstanding) so that the holders of the Series D Preferred Stock shall thereafter be entitled to receive, upon conversion of the Series D Preferred Stock, such shares or other securities or property of the Corporation or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section with respect to the rights of the holders of the Series D Preferred Stock after the recapitalization to the end that the provisions of this Section (including adjustments of the Series D Conversion Price then in effect and the number of shares issuable upon conversion of shares of Series D Preferred Stock) shall be applicable after that event as nearly equivalent as may be practicable.

       3.6 NO IMPAIRMENT. The Corporation shall not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but shall at all times in good faith assist in the carrying out of all the provisions of this Section and in the taking of all such action as may be necessary or appropriate in order to protect the Series D Conversion Rights of the holders of the Series D Preferred Stock against impairment; provided that in any event, any provisions of this Section may be amended with the approval of holders representing not less than 66-2/3% of the outstanding shares of Series D Preferred Stock (in addition to all other approvals required by law).

       3.7    FRACTIONAL SHARES AND CERTIFICATE AS TO ADJUSTMENTS.

       A. In lieu of issuing fractional shares upon a conversion of Series D Preferred Stock, the Corporation may (but unless otherwise required by applicable law shall not be obligated to) pay cash equal to the fraction multiplied by the then fair market value of a share of Common Stock, as determined by the Board. Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of shares of Series D Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

       B. Upon the occurrence of each adjustment of the Series D Conversion Price pursuant to this Section, the Corporation, at its expense, shall promptly compute such adjustment in accordance with the terms hereof and prepare and furnish to each holder of shares of Series D Preferred Stock a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based.

       3.8 NOTICES OF RECORD DATE. In the event of any taking by the Corporation of a record of its stockholders for the purpose of determining stockholders who are entitled to approve or disapprove of any consolidation or merger to which the Corporation is a party or who are entitled to receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each holder of shares of Series D Preferred Stock, at least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution, right, merger or consolidation and the amount, character and terms of such dividend, distribution, right, merger or consolidation.

       3.9 RESERVATION OF COMMON STOCK ISSUABLE UPON CONVERSION. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Series D Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series D Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series D Preferred Stock, the Corporation shall take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose. Before taking any action which would cause an adjustment reducing the Series D Conversion Price below the par value (if any) of the shares of Common Stock deliverable upon conversion of the shares of Series D Preferred Stock, the Corporation shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and non-assessable shares of Common Stock at such adjusted Series D Conversion Price.

       3.10 TRANSFER TAXES, ETC. The Corporation shall pay any and all documentary stamp, issue or transfer taxes, and any similar taxes payable in respect of the issue or delivery of shares of Common Stock upon conversions of shares of Series D Preferred Stock pursuant hereto; provided, however, that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock in a name other than that of the holder of the shares of Series D Preferred Stock to be converted and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

       3.11 NOTICES. Any notice required by the provisions of this Section to be given to the holders of shares of Series D Preferred Stock shall be deemed to be delivered when deposited in the United States mail, postage prepaid, registered or certified, and addressed to each holder of record at the address of such holder appearing on the stock transfer books of the Corporation.

       3.12 TREASURY SHARES. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the disposition by the Corporation of any such shares shall be considered an issue or sale of Common Stock for purposes of this SECTION 3 and SECTION 4.

SECTION 4.    VOTING RIGHTS

       4.1 GENERAL. Except as provided in SECTIONS 4.2 and elsewhere in this Certificate of Designations, Preferences and Rights, in the Certificate of Incorporation of the Corporation, or in one or more other Certificates of Designations of the Corporation, and except as otherwise required by law, the holders of the Series D Preferred Stock shall vote with the holders of the Common Stock and any other series of convertible Preferred Stock granted voting rights on an "as-if-converted" basis, such that each holder of Series D Preferred Stock shall have a number of votes equal to the number of whole shares of Common Stock into which the Series D Preferred Stock held by such holder is at the time convertible.

       4.2. PROTECTIVE PROVISIONS. Beginning as of the date shares of Series D Preferred Stock are first issued and outstanding:

       A. For so long as there remain issued and outstanding not less than 4,074,674 shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock (subject to appropriate adjustment for stock splits, stock combinations, stock dividends, reclassifications and similar other events affecting the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock or the Series E Preferred Stock), the Corporation shall not without the affirmative vote or consent of holders representing at least 75% of the outstanding shares of

Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, voting together as a single class, and in addition to any vote otherwise required by the Law:

       (1) Create, authorize, issue or sell any shares of capital stock or any other securities of the Corporation, other than (a) shares of Common Stock issued upon conversion of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock or the Series E Preferred Stock; (b) shares of Common Stock which may be issued to employees, advisors, officers, directors and consultants of, and other persons performing services for, the Corporation in connection with their advisory or other relationship with the Corporation pursuant to option plans approved by the Board of Directors of the Corporation, but not to exceed 2,300,000 shares (subject to appropriate adjustment for stock splits, stock combinations, stock dividends, reclassifications and similar events affecting the Common Stock) (including, without limitation, pursuant to options outstanding as of the Effective Date) less that number of shares of Common Stock previously issued pursuant to such option plans, as of the date of such determination; (c) Common Stock issuable pursuant to warrants outstanding on the Effective Date, including the warrants issued to the purchasers of the Series C Preferred Stock and the warrants to be issued to Chestnut Partners; and (d) pursuant to one or more transactions (other than transactions pursuant to which an employee, advisor, officer, director, consultant of or other person performing services for the Corporation will be issued shares of Common Stock (or options to purchase Common Stock) as direct or indirect compensation for services rendered or to be rendered or otherwise in connection with their advisory or other relationship with the Corporation) that do not in the aggregate result in an issuance, sale or grant of shares of Common Stock or other securities convertible into, exchangeable for or exercisable for shares of Common Stock aggregating more than 637,625 shares of Common Stock (subject to appropriate adjustment for stock splits, stock combinations, stock dividends, reclassifications and similar events affecting the Common Stock), provided that the price per share of Common Stock (determined as provided in SECTION 3) and, if applicable, such other security, is not less than the fair market value of a share of Common Stock and, if applicable, such other security, as determined in good faith by the Board of Directors.

       (2) Approve, authorize or permit any issuance or sale of capital stock by a Subsidiary other than to the Corporation in the case of a wholly-owned subsidiary. As used in this SECTION 4.2, the term "Subsidiary" shall mean any corporation, partnership, trust or other entity of which the Corporation and/or any of the Corporation's Subsidiaries directly or indirectly owns and has the right to vote at the time a majority of the outstanding shares of the voting securities of such corporation, partnership, trust or other entity.

       (3) Consolidate or merge into or with any other entity or entities, or sell, transfer or otherwise dispose of all or substantially all of the Corporation's assets or approve or authorize any such consolidation, merger, sale, transfer or disposition by any Subsidiary.

       (4) Declare or pay any dividend or other distribution (as defined in SECTION 1.2) payable in cash or property (other than a dividend payable in shares of Common Stock on Common Stock) on the outstanding shares of capital stock other than on the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E

Preferred Stock or stock senior to or in parity with the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock with respect to dividends pursuant to the terms thereof that are issued in accordance with SECTION 4.2.B(3) or approve, authorize or permit the declaration or payment of any dividend or other distribution on the outstanding capital stock of any Subsidiary other than a wholly-owned subsidiary.

       (5) Apply any of the Corporation's assets or approve, authorize or permit any Subsidiary to apply its assets to the redemption, retirement, repurchase or acquisition, directly or indirectly through one or more Subsidiaries or otherwise, of any shares of capital stock of the Corporation other than redemptions, retirements, repurchases and acquisitions of (i) shares of capital stock made pursuant to the terms thereof that are issued in accordance with SECTION 4.2.B(3) hereof, and (ii) shares of capital stock approved by the Board from employees, advisors, officers, directors and consultants of, and persons performing services for, the Corporation or its subsidiaries upon termination of employment or association with the Corporation.

       (6) Subject to SECTION 4.2.B(2) amend, alter or repeal any provision of, or add any provision to, the Certificate of Incorporation of the Corporation.

       (7) Enter into, permit or acquiesce in any liquidation, dissolution or winding up of the Corporation.

       (8)    Acquire any other business.

       B. For so long as there remain issued and outstanding any shares of Series D Preferred Stock, without the affirmative vote or consent of holders representing at least 66-2/3% of the outstanding shares of Series D Preferred Stock, and in addition to any vote otherwise required by the Law:

       (1) Amend, alter or repeal the rights, preferences, privileges, or restrictions of such Series D Preferred Stock or effect any reclassification of the Series D Preferred Stock.

       (2) Amend, alter or repeal any provision of, or add any provision to, the Certificate of Incorporation or By-laws of the Corporation if such change could reasonably be expected to adversely affect the holders of the Series D Preferred Stock in any respect, provided that subject to SECTION 4.2.A(1) the immediately foregoing shall not prohibit the adoption and filing of one or more additional Certificates of Designations for Preferred Stock not otherwise prohibited by SECTION 4.2.B(3).

       (3) Create, authorize, issue or sell (including but not limited to by way of reclassification or in connection with the creation of any convertible indebtedness) any shares of any other class or series of shares providing for
(i) dividends or other distributions on a preferred or parity basis to the Series D Preferred Stock, (ii) dividends at a rate greater than the dividend rate for the Series D Preferred Stock, (iii) redemption rights or (iv) liquidation privileges senior to, or on a parity with, the Series D Preferred Stock, or senior to the Common Stock in excess of the sum of the original purchase price thereof plus accrued dividends.

SECTION 5.    REISSUANCES

       5.1 NO REISSUANCE OF SERIES D PREFERRED STOCK. No shares of Series D Preferred Stock which have been converted into Common Stock or otherwise cease to be outstanding shall be reissued by the Corporation; provided, however, that each such share, after being retired and canceled, shall be restored to the status of an authorized but unissued share of Preferred Stock without designation as to series and may thereafter be issued as a share of Preferred Stock not designated as Series D Preferred Stock.

                    CERTIFICATE OF DESIGNATION, PREFERENCES
                             AND RIGHTS OF SERIES E
                          CONVERTIBLE PREFERRED STOCK
                                       OF
                              ILEX ONCOLOGY, INC.

       ILEX Oncology, Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Law"), does hereby certify:

       A. The Certificate of Incorporation of the Corporation fixes the total number of shares of all classes of capital stock which the Corporation shall have the authority to issue at 60,000,000 shares, of which 20,000,000 shares shall be shares of Preferred Stock, par value $.01 per share ("Preferred Stock"), and 40,000,000 shares shall be shares of Common Stock, par value $.01 per share ("Common Stock").

       B. Pursuant to authority expressly conferred upon the Board of Directors of the Corporation by the Certificate of Incorporation of the Corporation, said Board of Directors (the "Board") has duly authorized and adopted the following resolution providing for an issue of a series of the Preferred Stock to be designated "Series E Convertible Preferred Stock":

       RESOLVED, that an issue of a series of the Preferred Stock of the Corporation is hereby provided for, the designation of which shall be "Series E Convertible Preferred Stock" ("Series E Preferred Stock"). The number of shares of Series E Preferred Stock shall be 833,333.

       FURTHER RESOLVED, that the preferences and relative participating, optional and other special rights, and qualifications, limitations and restrictions thereof, of the Series E Preferred Stock are hereby fixed as follows:

SECTION  1.   DIVIDENDS

       1.1 The holders of shares of outstanding Series E Preferred Stock shall be entitled to receive in any fiscal year, when and as declared by the Board of Directors of the Corporation (the "Board"), out of assets of the Corporation legally available therefor, distributions (as defined below) on a pro rata basis in cash at the annual rate of $0.48 per share (subject to appropriate adjustment for stock splits, stock combinations, stock dividends, reclassifications and similar other events affecting the Series E Preferred Stock). Such distributions shall accrue from day to day, whether or not earned or declared, and shall be cumulative from December 11, 1996, and shall be payable quarterly or otherwise as the Board may from time to time determine. Distributions may be declared and paid upon Common Stock and other shares of the Corporation ranking junior to the Series E Preferred Stock as to distributions in any fiscal year of the Corporation, only if full cumulative distributions shall have been paid to or declared upon and set apart for all shares of Series E Preferred Stock at such annual rate through the date of distribution. With respect to distributions declared and paid upon Common Stock, the Series E Preferred Stock shall also be entitled to participate in and receive distributions on an "as-if-converted" basis. For purposes of the distributions provided for by this SECTION 1, the Corporation's Series A Convertible Preferred Stock, $.01 par value per share

("Series A Preferred Stock"), the Corporation's Series B Convertible Preferred Stock, $.01 par value per share ("Series B Preferred Stock"), the Corporation's Series C Convertible Preferred Stock, $.01 par value per share ("Series C Preferred Stock"), and the Corporation's Series D Convertible Preferred Stock, $.01 par value per share ("Series D Preferred Stock"), shall be considered equal to, and not senior or junior to, the Series E Preferred Stock and shall be entitled to distributions with the Series E Preferred Stock in proportion to the relative amounts of dividends accrued on the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock. Any holder of shares of Series E Preferred Stock whose shares of Series E Preferred Stock are converted pursuant to SECTION 3 hereof shall, upon such conversion, forfeit and cease to have any claim to any accrued but unpaid dividends under this SECTION 1 with respect to such converted shares.

       1.2 For purposes of this SECTION 1, unless the context otherwise requires, "distribution" shall mean the transfer of cash or property without consideration, whether by way of dividend or otherwise, payable other than in Common Stock on Common Stock, or the purchase or redemption of shares of the Corporation (other than redemptions, retirements, repurchases or acquisitions of Common Stock authorized pursuant to the terms of SECTION 4.2.A(5) hereof and redemptions, retirements, repurchases or acquisitions of capital stock pursuant to terms approved by the Board from employees, advisors, officers, directors and consultants of, and persons performing services for, the Corporation or its subsidiaries upon termination of employment or association) for cash or property, including any such transfer, purchase or redemption by a subsidiary of the Corporation. Notwithstanding the foregoing, the term "distribution" shall not be deemed to include any distribution made in connection with any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

SECTION 2.    LIQUIDATION PREFERENCE

       2.1 LIQUIDATION. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of each share of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, which, for purposes of this SECTION 2, such Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock shall be considered equal to, and not senior or junior to the Series E Preferred Stock, shall be entitled, before any distribution or payment is made upon any share of Common Stock, Series A Preferred Stock or any other class or series of the Corporation's capital stock ranking junior as to liquidation rights to the Series E Preferred Stock (but after preferential distributions or payments required to be made on any other securities of the Corporation senior to the Series E Preferred Stock), to be paid with respect to each share of Series E Preferred Stock outstanding, an amount per share equal to the sum of $6.00 per share (subject to appropriate adjustment for stock splits, stock combinations, stock dividends, reclassifications and similar other events affecting the Series E Preferred Stock) (the "Series E Issue Price") plus any dividends on a share of Series E Preferred Stock provided for by SECTION 1.1 hereof that are accrued but are unpaid through the date of distribution to the holders of the outstanding shares of the Series E Preferred Stock in connection with such liquidation, dissolution or winding up (the sum of such amounts payable with respect to one share of the Series E Preferred Stock being sometimes referred to as the "Series E Liquidation Preference"); provided, however, that the consolidation or merger of the Corporation into or with any corporation or corporations (other than a merger with another corporation in which the Corporation is the surviving corporation and which does not result in any reclassification or change in the terms of outstanding shares of the Corporation's stock of any class or series, whether now or hereafter authorized, and after which the holders of capital stock of the Corporation immediately preceding such transaction are the holders of at least fifty-one percent (51%) of the shares of Common Stock immediately following such transaction (treating all securities of the Corporation convertible into or exchangeable for shares of Common Stock as having been fully converted and exchanged and all options, warrants and other rights to acquire shares of Common Stock or securities convertible into or exchangeable for Common Stock as having been fully exercised and converted or exchanged)), or the sale or transfer by the Corporation of all or substantially all of its assets, shall be deemed to be a liquidation for purposes of this SECTION 2 unless holders representing not less than 66-2/3% of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock, together as a single class, elect by written consent not to treat such transaction as a liquidation. If upon a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock (and any other preferred stock of the Corporation ranking on parity with the Series E Preferred Stock in the event of a liquidation, dissolution or winding up of the Corporation) shall be insufficient to permit payments in full to the holders of Series E Preferred Stock of the Series E Liquidation Preference, then all assets of the Corporation available for distribution to stockholders after the Corporation has made preferential distributions or payments required to be made on any other securities of the Corporation senior to the Series E Preferred Stock shall be distributed ratably, in accordance with the liquidation preference rights of the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock, among the holders of Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock (and any other preferred stock of the Corporation ranking on parity with the Series E Preferred Stock in the event of a liquidation, dissolution or winding up of the Corporation).

       2.2 OTHER DISTRIBUTIONS. Upon any liquidation, dissolution or winding up of the Corporation, immediately after the holders of Series E Preferred Stock and any other series of Preferred Stock shall have been paid in full any preferred stock liquidation preferences (including the Series E Liquidation Preference and the liquidation preference for the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock) that they are respectively entitled to, the remaining assets of the Corporation available for distribution shall be distributed to the holders of Common Stock and the holders of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock in proportion to the number of shares of Common Stock deemed to be held on an "as-if-converted" basis.

       2.3 TERMINATION OF SERIES E PREFERRED STOCK. In the event the distributions provided for by this SECTION 2 are made to the holders of Series E Preferred Stock upon any liquidation, dissolution or winding up of the Corporation, the Series E Preferred Stock shall be retired and canceled and the holders thereof shall cease to have any continuing interest in the Corporation in their capacity as holders of Series E Preferred Stock.

       2.4 NOTICE. Written notice of any liquidation, dissolution or winding up and any related distribution, stating the payment date and the place where said payments shall be made, shall be given by mail, postage prepaid, or by telecopy to non-U.S. residents, not less than 20 days prior to the payment date stated therein, to the holders of Series E Preferred Stock, such notice to be addressed to each such holder at its address as shown on the records of the Corporation. Written notice of any election by the holders of the Series E Preferred Stock to not treat a merger, consolidation or sale or transfer of assets under SECTION 2.1 hereof as a liquidation shall be given by the electing holders to the Corporation not less than five days prior to the payment date stated in the Corporation's notice.

SECTION 3.    CONVERSION

       The holders of Series E Preferred Stock shall have the following conversion rights (the "Series E Conversion Rights"):

       3.1    RIGHT TO CONVERT; AUTOMATIC CONVERSION

       A. Subject to SECTION 3.3, each share of Series E Preferred Stock shall be convertible at any time before a liquidating payment is made to the holder of such Series E Preferred Stock pursuant to SECTION 2 hereof, at the option of the holder thereof, at the office of the Corporation or any transfer agent for such shares, into the number of fully paid and nonassessable shares of Common Stock provided for below.

       B. Each share of Series E Preferred Stock shall be convertible into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Series E Issue Price by the Series E Conversion Price, determined as hereafter provided, in effect at the time of conversion, which result will be rounded to the nearest one-hundredth of a share. The initial Series E Conversion Price shall be $6.00 per share, provided, however, that the Series E Conversion Price shall be subject to adjustment as set forth in SECTION 3.3 below.

       C. Each share of Series E Preferred Stock shall automatically and immediately be converted into shares of Common Stock at the Series E Conversion Price upon the consummation of a public offering of Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended, provided that the public offering price of the Common Stock shall be at least $6.00 per share (subject to appropriate adjustment for stock splits, stock combinations, stock dividends, reclassifications and similar other events affecting the Common Stock) and the gross offering proceeds to the Corporation and selling stockholders, if any, from such offering shall be at least $15,000,000.

       The holders of the Series E Preferred Stock shall be given prompt written notice of any event, including a filing by the Corporation of a registration statement, that by itself could result in an automatic conversion pursuant hereto.

       3.2 MECHANICS OF CONVERSION. Before any holder of shares of Series E Preferred Stock shall be entitled to convert the same into shares of Common Stock (or, in the case of an automatic conversion under SECTION 3.1.C, to obtain the certificates for the Common Stock into which the Series E Preferred Stock shall have been converted), such holder shall surrender the certificates for the shares of Series E Preferred Stock, duly endorsed, at the office of the Corporation or of any transfer agent for such shares (or the holder shall notify the Corporation or its transfer agent that such certificate has been lost, stolen or destroyed and execute an agreement in form and substance reasonably satisfactory to the Corporation to indemnify the Corporation for any loss incurred by the Corporation in connection therewith), and shall give written notice to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued.
(A holder of Series E Preferred Stock may not effect a transfer of shares pursuant to conversion unless all applicable restrictions on transfer are complied with.) The Corporation shall, as soon as practicable, issue and deliver at such office to such holder of shares of Series E Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as provided above. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the certificate or certificates (or the indemnification agreement referred to above) representing the shares of Series E Preferred Stock being converted (except in the case of an automatic conversion under SECTION 3.1.C, which shall be effective on the date of the event giving rise thereto), and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. In case the number of shares of Series E Preferred Stock represented by the certificate or certificates surrendered exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Series E Preferred Stock represented by the certificate or certificates surrendered which are not to be converted.

       3.3 CONVERSION PRICE ADJUSTMENTS. The Series E Conversion Price shall be subject to adjustment from time to time as follows:

       A.     (1)    If the Corporation shall issue or sell any Additional
Stock (as defined below), or engage in a transaction which is deemed to involve the issuance or sale of Additional Stock, for a consideration per share less than the Series E Conversion Price in effect immediately prior to the issuance or sale of such Additional Stock, then such Series E Conversion Price in effect immediately prior to each such issuance or sale shall (except as otherwise provided in this clause (1)) be adjusted to a price determined by dividing (X) an amount equal to the sum of (a) the product derived by multiplying the Series E Conversion Price in effect immediately prior to such issue or sale times the number of shares of Common Stock outstanding immediately prior to such issue or sale, plus (b) the consideration, if any, received by or deemed to have been received by the Corporation upon such issue or sale, by (Y) an amount equal to the sum of (c) the number of shares of Common Stock outstanding immediately prior to such issue or sale, plus (d) the number of shares of Common Stock issued or sold or deemed to have been issued or sold in such issue or sale. The number of shares of Common Stock outstanding for purposes of clauses (X) and (Y) immediately above shall include any shares of Common Stock issuable (i) upon conversion of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock or the Series E Preferred Stock, (ii) upon exercise of any warrants outstanding on the Effective Date to purchase shares of Common Stock (subject to appropriate adjustment for stock splits, stock combinations, stock dividends, reclassifications and similar events affecting the Common Stock), (iii) upon the exercise of any options granted to employees, advisors, officers, directors and consultants of, and other persons performing services for, the Corporation in connection with their advisory or other relationship with the Corporation pursuant to option plans approved by the Board of Directors of the Corporation, and (iv) upon exercise and/or conversion or exchange of options, rights or convertible or exchangeable securities as provided in SECTION 3.3.A(5).

       (2) No adjustment of the Series E Conversion Price shall be made in an amount less than one cent per share, provided that any adjustment that is not required to be made by reason of this sentence shall be carried forward and taken into account in any subsequent adjustment.

       (3) In the case of the issuance or sale of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof and excluding any amounts paid or payable by the purchaser for interest or dividends accrued but unpaid through the date of purchase.

       (4) In the case of the issuance or sale of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined in good faith by the Board of Directors.

       (5) In the case of the issuance, grant or sale (whether directly or by assumption on a merger or otherwise) after the Effective Date of (i) options to purchase or rights to subscribe for Common Stock (whether or not immediately exercisable), (ii) securities by their terms convertible into or exchangeable for Common Stock (whether or not immediately convertible or exchangeable) or
(iii) options to purchase or rights to subscribe for such convertible or exchangeable securities (where the shares of Common Stock issuable upon exercise of such options or rights or upon conversion or exchange of such securities are not excluded from the definition of Additional Stock) (whether or not immediately exercisable convertible or exchangeable), if such options, rights or convertible or exchangeable securities provide for a consideration per share of Additional Stock (determined as provided in this SECTION 3.3) less than the Series E Conversion Price (as in effect immediately prior to such issuance, grant or sale), then the following provisions shall apply:

              (a) The aggregate maximum number of shares of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common

       Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in SECTIONS 3.3.A(3) AND 3.3.A(4)), if any, received by the Corporation upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby. Whenever this SECTION 3 refers to options, such terms shall include warrants.

              (b) The aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the Corporation upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in SECTIONS 3.3.A(3) AND 3.3.A(4)).

              (c) In the event of any change in the number of shares of Common Stock deliverable upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the antidilution provisions thereof, the Series E Conversion Price in effect at the time shall forthwith be readjusted to such Conversion Price as would have obtained had the adjustment that was made upon the issuance of such options, rights or securities not converted prior to such change or the options or rights related to such securities not converted prior to such change had been made upon the basis of such change, but no further adjustment shall be made for the actual issuance of Common Stock upon the exercise of any such options or rights or the conversion or exchange of such securities and in any event such adjustment shall not result in a Series E Conversion Price greater than the Series E Conversion Price as in effect on the original adjustment date immediately preceding such original adjustment (as otherwise appropriately adjusted for stock splits, stock combinations, stock dividends, reclassifications and similar events affecting the Series E Preferred Stock).

              (d) In the event of any change in the exercise price deliverable upon exercise of such options or rights or the conversion or exchange price or ratio deliverable upon or to be utilized in connection with any such conversion of or exchange for such convertible or exchangeable securities, the Series E Conversion Price in effect at the time shall forthwith be readjusted to such Conversion Price as would have been obtained had the adjustment that was made upon the issuance of such options, rights or securities not exercised, converted or exchanged prior to such change been made upon the basis of such change, but no further adjustment shall be made for the actual issuance of Common Stock upon the exercise of any such options or rights or the conversion or exchange of such securities and in any event such adjustment shall not result in a Series E Conversion

       Price greater than the Series E Conversion Price as in effect on the original adjustment date immediately preceding such original adjustment (as otherwise appropriately adjusted for stock splits, stock combinations, stock dividends, reclassifications and similar events affecting the Series E Preferred Stock).

              (e) Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Series E Conversion Price shall forthwith be readjusted to such Conversion Price as would have obtained had the adjustment which was made upon the issuance of such options, rights or securities or options or rights related to such securities been made upon the basis of the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities, and in any event such adjustment shall not result in a Series E Conversion Price greater than the Series E Conversion Price as in effect on the original adjustment date immediately preceding such original adjustment (as otherwise appropriately adjusted for stock splits, stock combinations, stock dividends, reclassifications and similar events affecting the Series E Preferred Stock).

       B. "Effective Date" with respect to the Series E Preferred Stock means the date on which the Certificate of Designation establishing the Series E Preferred Stock (the "Certificate of Designation") is filed in the office of the Secretary of State of Delaware.

       C. "Additional Stock" shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to SECTION 3.3.A(5) by the Corporation after the Effective Date other than:

       (1)    Common Stock issued pursuant to a transaction described in
SECTION 3.3.D.

       (2) Common Stock issued or issuable upon conversion of the shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock.

       (3) Common Stock issued or issuable pursuant to (i) warrants outstanding as of the Effective Date, or (ii) options granted to employees, advisors, officers, directors and consultants of, and other persons performing services for, the Corporation in connection with their advisory or other relationship with the Corporation pursuant to option plans approved by the Board of Directors of the Corporation, but not to exceed 2,300,000 shares (subject to appropriate adjustment for stock splits, stock combinations, stock dividends, reclassifications and similar events affecting the Common Stock) (including, without limitation, pursuant to options outstanding as of the Effective Date) less that number of shares of Common Stock previously issued pursuant to such option plans as of the date such exclusion is being determined.

       D. In the event the Corporation should at any time or from time to time after the Effective Date fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled





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
to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend, distribution, split or subdivision, if no record date is fixed), the Series E Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share shall be increased in proportion to such increase of outstanding shares of Common Stock determined by taking SECTION 3.3.A(5) into account.

       E. If the number of shares of Common Stock outstanding at any time after the Effective Date is decreased by a combination of the outstanding shares of Common Stock, then, as of the record date of such combination, the Series E Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each such share shall be decreased in proportion to such decrease in outstanding shares of Common Stock.

       3.4 OTHER DISTRIBUTIONS. In the event the Corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in SECTION 3.3.C, then, in each such case for the purpose of this SECTION 3.4, the holders of the Series E Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of Series E Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution.

       3.5 RECAPITALIZATION. If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this SECTION 3), provision shall be made (in form and substance satisfactory to holders representing not less than 66-2/3% of the Series E Preferred Stock then outstanding) so that the holders of the Series E Preferred Stock shall thereafter be entitled to receive, upon conversion of the Series E Preferred Stock, such shares or other securities or property of the Corporation or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section with respect to the rights of the holders of the Series E Preferred Stock after the recapitalization to the end that the provisions of this Section (including adjustments of the Series E Conversion Price then in effect and the number of shares issuable upon conversion of shares of Series E Preferred Stock) shall be applicable after that event as nearly equivalent as may be practicable.

       3.6 NO IMPAIRMENT. The Corporation shall not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but shall at all times in good faith assist in the carrying out of all the provisions of this Section and in the taking of all such action as may be necessary or appropriate in order to protect the Series E Conversion Rights of the holders of the Series E Preferred Stock against impairment; provided that in any event, any provisions of this Section may be amended with the approval of holders representing not less than 66-2/3% of the outstanding shares of Series E Preferred Stock (in addition to all other approvals required by law).

       3.7 FRACTIONAL SHARES AND CERTIFICATE AS TO ADJUSTMENTS. A. In lieu of issuing fractional shares upon a conversion of Series E Preferred Stock, the Corporation may (but unless otherwise required by applicable law shall not be obligated to) pay cash equal to the fraction multiplied by the then fair market value of a share of Common Stock, as determined by the Board. Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of shares of Series E Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

       B. Upon the occurrence of each adjustment of the Series E Conversion Price pursuant to this Section, the Corporation, at its expense, shall promptly compute such adjustment in accordance with the terms hereof and prepare and furnish to each holder of shares of Series E Preferred Stock a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based.

       3.8 NOTICES OF RECORD DATE. In the event of any taking by the Corporation of a record of its stockholders for the purpose of determining stockholders who are entitled to approve or disapprove of any consolidation or merger to which the Corporation is a party or who are entitled to receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each holder of shares of Series E Preferred Stock, at least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution, right, merger or consolidation and the amount, character and terms of such dividend, distribution, right, merger or consolidation.

       3.9 RESERVATION OF COMMON STOCK ISSUABLE UPON CONVERSION. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Series E Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series E Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series E Preferred Stock, the Corporation shall take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose. Before taking any action which would cause an adjustment reducing the Series E Conversion Price below the par value (if any) of the shares of Common Stock deliverable upon conversion of the shares of Series E Preferred Stock, the Corporation shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the

Corporation may validly and legally issue fully paid and non-assessable shares of Common Stock at such adjusted Series E Conversion Price.

       3.10 TRANSFER TAXES, ETC. The Corporation shall pay any and all documentary stamp, issue or transfer taxes, and any similar taxes payable in respect of the issue or delivery of shares of Common Stock upon conversions of shares of Series E Preferred Stock pursuant hereto; provided, however, that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock in a name other than that of the holder of the shares of Series E Preferred Stock to be converted and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

       3.11 NOTICES. Any notice required by the provisions of this Section to be given to the holders of shares of Series E Preferred Stock shall be deemed to be delivered when deposited in the United States mail, postage prepaid, registered or certified, and addressed to each holder of record at the address of such holder appearing on the stock transfer books of the Corporation.

       3.12 TREASURY SHARES. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the disposition by the Corporation of any such shares shall be considered an issue or sale of Common Stock for purposes of this SECTION 3 and SECTION 4.

SECTION 4.    VOTING RIGHTS

       4.1 GENERAL. Except as provided in SECTIONS 4.2 and elsewhere in this Certificate of Designations, Preferences and Rights, in the Certificate of Incorporation of the Corporation, or in one or more other Certificates of Designations of the Corporation, and except as otherwise required by law, the holders of the Series E Preferred Stock shall vote with the holders of the Common Stock and any other series of convertible Preferred Stock granted voting rights on an "as-if-converted" basis, such that each holder of Series E Preferred Stock shall have a number of votes equal to the number of whole shares of Common Stock into which the Series E Preferred Stock held by such holder is at the time convertible.

       4.2. PROTECTIVE PROVISIONS. Beginning as of the date shares of Series E Preferred Stock are first issued and outstanding:

       A. For so long as there remain issued and outstanding not less than 4,074,674 shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock (subject to appropriate adjustment for stock splits, stock combinations, stock dividends, reclassifications and similar other events affecting the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock or the Series E Preferred Stock), the Corporation shall not without the affirmative vote or consent of holders representing at least 75% of the outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D

Preferred Stock and Series E Preferred Stock, voting together as a single class, and in addition to any vote otherwise required by the Law:

       (1) Create, authorize, issue or sell any shares of capital stock or any other securities of the Corporation, other than (a) shares of Common Stock issued upon conversion of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock or the Series E Preferred Stock; (b) shares of Common Stock which may be issued to employees, advisors, officers, directors and consultants of, and other persons performing services for, the Corporation in connection with their advisory or other relationship with the Corporation pursuant to option plans approved by the Board of Directors of the Corporation, but not to exceed 2,300,000 shares (subject to appropriate adjustment for stock splits, stock combinations, stock dividends, reclassifications and similar events affecting the Common Stock) (including, without limitation, pursuant to options outstanding as of the Effective Date) less that number of shares of Common Stock previously issued pursuant to such option plans, as of the date of such determination; (c) Common Stock issuable pursuant to warrants outstanding on the Effective Date, including the warrants issued to the purchasers of the Series C Preferred Stock and the warrants to be issued to Chestnut Partners; and (d) pursuant to one or more transactions (other than transactions pursuant to which an employee, advisor, officer, director, consultant of or other person performing services for the Corporation will be issued shares of Common Stock (or options to purchase Common Stock) as direct or indirect compensation for services rendered or to be rendered or otherwise in connection with their advisory or other relationship with the Corporation) that do not in the aggregate result in an issuance, sale or grant of shares of Common Stock or other securities convertible into, exchangeable for or exercisable for shares of Common Stock aggregating more than 637,625 shares of Common Stock (subject to appropriate adjustment for stock splits, stock combinations, stock dividends, reclassifications and similar events affecting the Common Stock), provided that the price per share of Common Stock (determined as provided in SECTION 3) and, if applicable, such other security, is not less than the fair market value of a share of Common Stock and, if applicable, such other security, as determined in good faith by the Board of Directors.

       (2) Approve, authorize or permit any issuance or sale of capital stock by a Subsidiary other than to the Corporation in the case of a wholly-owned subsidiary. As used in this SECTION 4.2, the term "Subsidiary" shall mean any corporation, partnership, trust or other entity of which the Corporation and/or any of the Corporation's Subsidiaries directly or indirectly owns and has the right to vote at the time a majority of the outstanding shares of the voting securities of such corporation, partnership, trust or other entity.

       (3) Consolidate or merge into or with any other entity or entities, or sell, transfer or otherwise dispose of all or substantially all of the Corporation's assets or approve or authorize any such consolidation, merger, sale, transfer or disposition by any Subsidiary.

       (4) Declare or pay any dividend or other distribution (as defined in SECTION 1.2) payable in cash or property (other than a dividend payable in shares of Common Stock on Common Stock) on the outstanding shares of capital stock other than on the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock or stock senior to or in parity with the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock with respect to dividends pursuant to the terms thereof that are issued in accordance with SECTION 4.2.B(3) or approve, authorize or permit the declaration or payment of any dividend or other distribution on the outstanding capital stock of any Subsidiary other than a wholly-owned subsidiary.

       (5) Apply any of the Corporation's assets or approve, authorize or permit any Subsidiary to apply its assets to the redemption, retirement, repurchase or acquisition, directly or indirectly through one or more Subsidiaries or otherwise, of any shares of capital stock of the Corporation other than redemptions, retirements, repurchases and acquisitions of (i) shares of capital stock made pursuant to the terms thereof that are issued in accordance with SECTION 4.2.B(3) hereof, and (ii) shares of capital stock approved by the Board from employees, advisors, officers, directors and consultants of, and persons performing services for, the Corporation or its subsidiaries upon termination of employment or association with the Corporation.

       (6) Subject to SECTION 4.2.B(2) amend, alter or repeal any provision of, or add any provision to, the Certificate of Incorporation of the Corporation.

       (7) Enter into, permit or acquiesce in any liquidation, dissolution or winding up of the Corporation.

       (8)    Acquire any other business.

       B. For so long as there remain issued and outstanding any shares of Series E Preferred Stock, without the affirmative vote or consent of holders representing at least 66-2/3% of the outstanding shares of Series E Preferred Stock, and in addition to any vote otherwise required by the Law:

       (1) Amend, alter or repeal the rights, preferences, privileges, or restrictions of such Series E Preferred Stock or effect any reclassification of the Series E Preferred Stock.

       (2) Amend, alter or repeal any provision of, or add any provision to, the Certificate of Incorporation or By-laws of the Corporation if such change could reasonably be expected to adversely affect the holders of the Series E Preferred Stock in any respect, provided that subject to SECTION 4.2.A(1) the immediately foregoing shall not prohibit the adoption and filing of one or more additional Certificates of Designations for Preferred Stock not otherwise prohibited by SECTION 4.2.B(3).

       (3) Create, authorize, issue or sell (including but not limited to by way of reclassification or in connection with the creation of any convertible indebtedness) any shares of any other class or series of shares providing for
(i) dividends or other distributions on a preferred or parity basis to the Series E Preferred Stock, (ii) dividends at a rate greater than the dividend rate for the Series E Preferred Stock, (iii) redemption rights or (iv) liquidation privileges senior to, or on a parity with, the Series E Preferred Stock, or senior to the Common Stock in excess of the sum of the original purchase price thereof plus accrued dividends.

SECTION 5.    REISSUANCES

       5.1 NO REISSUANCE OF SERIES E PREFERRED STOCK. No shares of Series E Preferred Stock which have been converted into Common Stock or otherwise cease to be outstanding shall be reissued by the Corporation; provided, however, that each such share, after being retired and canceled, shall be restored to the status of an authorized but unissued share of Preferred Stock without designation as to series and may thereafter be issued as a share of Preferred Stock not designated as Series E Preferred Stock.

       IN WITNESS WHEREOF, I have hereto set my hand this 9th day of December, 1996.



                                           ILEX ONCOLOGY, INC.



                                           By:
                                              ----------------------------------
                                                  Richard L. Love,
                                                  President